UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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MATTHEWS INTERNATIONAL CORPORATION

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On January 27, 2025, Matthews International Corporation (the “Company”) issued a press release, a copy of which can be found below.

Matthews INTERNATIONAL Committed to Shareholder Value Creation January 2025

C O N F I D E N T I A L OUR ACTIONS HAVE BUILT A SCALED, ESTABLISHED AND DIVERSIFIED PLATFORM TO DRIVE FURTHER GROWTH AND CREATE LONG-TERM SHAREHOLDER VALUE 2 Leveraging the Company’s legacy as a leader in bronze memorials, graphics imaging and marking technology, current management has strategically diversified the portfolio into promising new markets and built a global platform positioned to win across brands, solutions and markets Under Mr. Bartolacci’s guidance, we have built our memorialization business to become a leader across casket, bronze and granite memorials and cremation through strategic expansion of our casket distribution network through the mid-late 2000s and granite memorials starting in 2009 Careful, strategic investments into the Industrial Technologies segment to address end markets with significant growth potential resulted in our business entering the Warehouse Automation market in 2011 and the Energy Storage Solutions market in 2009 Since 2014, we have returned ~$490mm of capital to shareholders in dividends and share repurchases while strategically investing in capital expenditures and inorganic growth of our businesses We maintain a rigorous approach to portfolio optimization, as evident in the current and ongoing strategic review that successfully resulted in an agreement to sell our SGK Brand Solutions segment1 Our Board and CEO have strategically positioned Matthews for long-term success Note: 1 On January 8, 2025, Matthews announced an agreement to sell the SGK business to a new entity created by Matthews and SGS & Co. The transaction is expected to close by mid-2025 pending receipt of customary regulatory approvals

OUR ACTIONS HAVE BUILT A SCALED, ESTABLISHED AND DIVERSIFIED PLATFORM TO DRIVE FURTHER GROWTH AND CREATE LONG-TERM SHAREHOLDER VALUE (CONT'D)

We have a strong foundation for sustainable profitable growth and shareholder value creation

- Our pending strategic sale of SGK Brand Solutions at an attractive premium will allow us to simplify our corporate structure while improving our margin and growth profile[1]
- Our Memorialization segment continues to deliver stable growth and generates consistent cash flow
- Our strategic investments in our Industrial Technology segment position Matthews for its next phase of growth, targeting an attractive total addressable market of:
  - ~$40bn battery market growing at a 20% CAGR for Engineering
  - ~$53bn ecommerce / omnichannel service market growing at a ~16% CAGR for Warehouse Automation
  - ~$6bn digital supply chain market growing at a ~7% CAGR for Product Identification

Our strategy and governance are overseen by our actively refreshed, diverse and fit-for-purpose board

- Our directors bring a diverse range of skills and experiences that support our long-term strategy
- Since 2020, we have added Ms. Etzkorn, Dr. Richards and Mr. Wlodarczyk as new independent directors and nominated Mr. Nauman, a fourth new independent director, for election at the 2025 annual meeting
  - Mr. Nauman's technical expertise would directly benefit our new product identification offering
  - Additionally, Mr. Babe will not stand for re-election at 2026 annual meeting
- Our executive compensation structure is aligned with our shareholders' interests – affirmed by ISS Compensation QualityScore of 1 (lowest risk) and over 90% approval on Say on Pay votes for the last 3 years[1]
- Our Board collectively owns approximately 3.3% of the Company's shares,[2] exceeding the stake held by Barington, demonstrating strong alignment with shareholder interests and confidence in the Company's strategic direction

Matthews INTERNATIONAL

Note: [1] On January 8, 2025, Matthews announced an agreement to sell the SGK business to a new entity created by Matthews and SGS & Co. The transaction is expected to close by mid-2025 pending receipt of customary regulatory approvals;
[2] Percentage ownership calculated based on 30,937,563 shares of Matthews Common Stock outstanding as of November 30, 2024 per Company proxy statement

3

BARINGTON'S FOUR-STEP PLAN PRESENTS NO NEW IDEAS

BARINGTON'S DEMANDS

Our plan includes four steps:

1. Refreshing the composition of the Board and improving Matthews' corporate governance and capital allocation by adding new, experienced directors with proven records of creating long-term value for shareholders, and declassifying Matthews' staggered Board.
2. Promptly commencing a search for a new CEO, after 18-years of deteriorating operating results, increasing debt, and underperforming shareholder value creation.
3. Focusing on businesses where Matthews can create long-term shareholder value by having the Company not only divest its poorly performing SGK Brand Solutions segment but also follow through with its strategic review of its Warehouse Automation and Product Identification businesses within its Industrial Technologies segment and identify an experienced and well-funded industry partner for its emerging Energy Storage (dry cell lithium-ion battery manufacturing) business.
4. Improving cash flow by increasing the amount of Matthews' sales, general and administrative (SG&A) expense reduction initiatives from $50 to $80 million and by allocating cash received from divestitures and the Memorialization segment to reduce indebtedness.

BARINGTON

MATTHEWS ACTIONS

✓ **We continue to regularly refresh the Board, having added 3 new independent directors since 2020** and nominated Mr. Nauman for election at the 2025 annual meeting; **Mr. Nauman's expertise** in specialty products and technical equipment would **directly benefit our new product identification offering**; additionally, **Mr. Babe will not stand for re-election in 2026**

✓ **Under Mr. Bartolacci's leadership, consolidated net sales have grown by 62% over the last 10 years** through careful, strategic actions; not only has the **Memorialization business become an industry leader**, but our **Energy business has also unlocked significant value** by advancing proprietary solutions that offer significant value for the EV transition and our **Industrial Automation business continues to identify niches within warehouse automation and product identification** to invest in innovative technology

✓ The **Board has actively considered strategic alternatives** as a part of its fiduciary duty, as evidenced by our review of SGK since 2019 – well before Barington was even a shareholder; as a part of this ongoing review, in November 2024, **we publicly disclosed an evaluation of strategic alternatives for all our businesses** including the Industrial Technologies business for which growth opportunities continue to emerge and, in January 2025, announced our agreement to sell SGK for $350 million of total upfront consideration; we have in the past also explored **strategic alternatives for multiple parts of the Industrial Technologies segment, including an equity investment in the battery division**.

✓ We expect that the **immediate cash proceeds from the SGK transaction of approximately $250 million and other proceeds received in the future will be used predominantly for the repayment of debt**; **our cost reduction program is already well underway**, including initiatives that will target annual consolidated savings of up to $50 million; Mr. Mitarotonda also fails to understand that **approximately $57 million of our 2024 SG&A spending is attributed to casket distribution** costs, which is not applicable to the majority of our Peer Group[1]

Source: Barington presentation published on January 22, 2025; Company proxy statement and filings; The SGK transaction is expected to close by mid-2025, pending receipt of customary regulatory approvals
Note: [1] Represents Barington selected Matthews proxy peers as of 2025 proxy statement which include Barnes Group Inc. (B), Columbus McKinnon Corporation (CMCO), Deluxe Corporation (DLX), Enpro Inc. (NPO), Graco Inc. (GGG), ICF International, Inc. (ICFI), Hillenbrand, Inc. (HI), John Wiley & Sons, Inc. (WLY), Mativ Holdings, Inc. (MATV), MSA Safety Incorporated (MSA), Minerals Technologies Inc. (MTX),Moog Inc. (MOG.A), Service Corporation International (SCI), Stagwell, Standex International Corporation (SXI), TriMas Corporation (TRS), Woodward, Inc. (WWD), excluding Kaman Corporation and Altra Industrial

Matthews INTERNATIONAL

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C O N F I D E N T I A L BARINGTON’S CAMPAIGN IS MISLEADING AND MISINFORMED BARINGTON’S MISGUIDED CLAIMS THE FACTS Matthews pursued the sale of SGK only after Barington commenced a proxy contest We have been pursuing an SGK transaction since 2019, well before Barington was even a shareholder The acquisition of Schawk, Inc. (SGK Brand Solutions) was a prime example of poor capital allocation We successfully negotiated $350 million in total upfront consideration for the sale of SGK to a newly formed SGS entity, which will have an enterprise value of approximately $900 million1; Matthews will also receive a 40% interest in the combined entity’s common equity Matthews’ annual SG&A spending exceeds the median expenditures of its Peer Group2 by $82.7 million Not only has our ongoing cost reduction program targeted annual consolidated savings of up to $50 million, but Barington also fails to recognize that approximately $57 million of our 2024 SG&A spending is attributed to casket distribution costs, which is not applicable to the majority of our Peer Group Matthews’ investments in its Industrial Technologies segment have delivered little meaningful value For fiscal 2023, our Industrial Technologies segment generated net sales of $505.8 million, representing a 51% increase year-over-year, and adjusted EBITDA increased 17%3 over fiscal 2022 – largely reflecting the significant growth of our engineering (including energy storage solutions) business Matthews has made little progress in its recently announced plans to explore strategic alternatives In November 2024, we publicly disclosed a comprehensive evaluation of strategic alternatives for all our businesses. We expect to announce several initiatives over the course of the 2025 fiscal year that will help achieve that objective Note: 1 Based on estimates derived by Matthews and SGS; 2 Represents Barington selected Matthews proxy peers as of 2025 proxy statement which include Barnes Group Inc. (B), Columbus McKinnon Corporation (CMCO), Deluxe Corporation (DLX), Enpro Inc. (NPO), Graco Inc. (GGG), ICF International, Inc. (ICFI), Hillenbrand, Inc. (HI), John Wiley & Sons, Inc. (WLY), Mativ Holdings, Inc. (MATV), MSA Safety Incorporated (MSA), Minerals Technologies Inc. (MTX),Moog Inc. (MOG.A), Service Corporation International (SCI), Stagwell, Standex International Corporation (SXI), TriMas Corporation (TRS), Woodward, Inc. (WWD), excluding Kaman Corporation and Altra Industrial; 3 See the Appendix for reconciliations of non-GAAP measures to their most directly comparable GAAP measures 5

C O N F I D E N T I A L BARINGTON’S CAMPAIGN IS MISLEADING AND MISINFORMED (CONT’D) BARINGTON’S MISGUIDED CLAIMS THE FACTS Matthews is responsible for Barington’s failure to engage privately with the Company During his consulting relationship with the Company, Mr. Mitarotonda never once presented any suggestion or perspective that was in the business interests of all shareholders and that the Board was not already considering or executing. In fact, he failed to demonstrate even a basic understanding of our business and frequently cut our routinely scheduled meetings short due to his lack of preparation or cancelled them outright Poor capital allocation has elevated Matthews’ debt and borrowing cost Cash proceeds from the sale of SGK is intended to reduce net leverage to below our public 3.0x target1, while our recent refinance was done in the midst of our legal dispute with Tesla which directly impacted our cost of capital Poor execution has eroded operating results Our consolidated net sales have grown 62% over the last 10 years while our core Memorialization business has generated stable Adjusted EBITDA and Free Cash Flow metrics1 for several years. Only four of Matthews’ nine non-executive directors have ever been on the board of another public company Six of Matthews’ nine non-executive directors have been on the board of another public company Matthews must promptly refresh its Board We nominated four new directors since 2020, including Mr. Nauman; additionally, Mr. Babe will not stand for re-election at the 2026 annual meeting Note: 1 See the Appendix for reconciliations of non-GAAP measures to their most directly comparable GAAP measures 6

BARINGTON'S NOMINEES DO NOT ENHANCE THE VARIETY OF SKILLS AND EXPERTISE ON OUR BOARD

OUR PROPOSED BOARD COMPOSITION IS ALREADY WELL-ROUNDED IN KEY AREAS OF IMPORTANCE TO MATTHEWS

64% of Matthews' proposed Board has board experience at public companies other than Matthews

None of Barington's nominees have any significant experience in Matthews' businesses

2 Barington nominees had no knowledge of Matthews prior to their nominations

Limited C-suite or operating experience in public companies

Skills and Experiences	Barington Nominees	Matthews Nominees	Matthews Proposed Board	Matthews Proposed Board Composition
Management	***SKILL NOT ADDITIVE – REDUNDANT***	✓	✓	100%
Accounting	**NO SKILL / EXPERIENCE**	✓	✓	64%
Finance; Mergers & Acquisitions	***SKILL NOT ADDITIVE – REDUNDANT***	✓	✓	91%
Legal	**NO SKILL / EXPERIENCE**	✓	✓	18%
Operations	***SKILL NOT ADDITIVE – REDUNDANT***	✓	✓	100%
IT & Digital	**NO SKILL / EXPERIENCE**	✓	✓	27%
International & Global	***SKILL NOT ADDITIVE – REDUNDANT***	✓	✓	91%
Human Resources	***SKILL NOT ADDITIVE – REDUNDANT***	✓	✓	64%
Technology & Automation	***SKILL NOT ADDITIVE – REDUNDANT***	✓	✓	36%
Cybersecurity	**NO SKILL / EXPERIENCE**	✓	✓	9%
Environmental, Social & Governance	**NO SKILL / EXPERIENCE**	✓	✓	36%
Marketing	***SKILL NOT ADDITIVE – REDUNDANT***	✓	✓	64%
Brand	***SKILL NOT ADDITIVE – REDUNDANT***	✓	✓	18%
Memorialization	**NO SKILL / EXPERIENCE**		✓	9%
Industrial Technology & Engineering	***SKILL NOT ADDITIVE – REDUNDANT***		✓	27%
Public Company Board Experience[1]	***SKILL NOT ADDITIVE – REDUNDANT***	✓	✓	64%

Matthews INTERNATIONAL

Source: Company and Barington proxy statements

Note: [1] Includes current and historical board experience at public companies other than Matthews

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C O N F I D E N T I A L 8 BARINGTON NOMINEE CONSIDERATIONS Ana Amicarella No public company CEO experience Showed no understanding about Matthews’ businesses in her interview with the Board Experience is limited to the generation and distribution of energy, which is not relevant to our business of manufacturing equipment used for producing battery components Served as a director at Forward Air Corp. (“FWRD”) when it acquired Omni Logistics in August 2023 The transaction was subject to significant criticism by shareholders and ISS2 regarding the industrial logic of the deal as well as the structure chosen ISS and shareholders also challenged FWRD’s Board and management on their choice to structure the deal in a way that would not contemplate a vote of the shareholders2 Chan Galbato James Mitarotonda Showed no understanding about Matthews’ businesses in his interview with the Board Experience in private equity operations has limited relevance to Matthews’ businesses Last professional experience in manufacturing was nearly 20 years ago Conflicted M&A oversight: Served as Chair of Avon Products when it sold to Natura after agitation by Barington; Common shareholders received Natura shares that are down 80% since closing1, while Galbato’s employer Cerberus received cash for its preferred stock Served with Mr. Mitarotonda on Avon Product’s board after a settlement with Barington, culminating in its sale (consistent with Barington’s demands) Added no value in two years as a consultant for Matthews, showing up to most meetings unprepared, ending them early, or skipping them entirely No relevant skills or new ideas Dubious M&A oversight. History of joining boards and driving sales with questionable benefits for long-term investors Avon Products (2019): All-stock sale to Natura, whose shares are down 80% since closing1 OMNOVA Solutions (2019): Sold for 4% below its 52-week high Jones Group (2014): Quickly went bankrupt, and federal court found sufficient allegations that its board acted recklessly about insolvency Ameron (2011): Sold for 30% less than 3- year high and 1% premium to 52-week high Barington’s nominees have no understanding of Matthews, irrelevant skills and track records of questionable M&A oversight Source: FactSet, public filings Note: 1 From 01/03/2020 to 01/23/2025; 2 “The structure of the transaction, however, makes it clear that the company does not want shareholder input. . . . FWRD will join the ranks of acquirers that remain public with a substantial overhang on shares and under a cloud of poor governance.” ISS Special Situations Research, Pushing Forward Into Thin Air (Sept. 22, 2023).

MATTHEWS' NOMINEES BRING THE RIGHT SET OF SKILLS AND EXPERTISE TO HELP THE BOARD DRIVE LONG-TERM SHAREHOLDER VALUE

C = Compensation Committee | E = Executive Committee | G = Governance & Sustainability Committee | M = M&A Review Committee | ○ = Committee Chair | ★ = Board Chair



Alvaro Garcia-Tunon, 72
Term expiry: 2028[1]

- Director since: 2009
- Former CFO of Wabtec Corporation, later serving as a strategic advisor from 2014 to 2017
- Extensive leadership in international business, corporate governance and risk management
- Certified Public Accountant and financial expert
- Featured in *Latino Leaders* as a part of "Latinos on Boards 2024"

★ E



Terry L. Dunlap, 65
Term expiry: 2028[1]

- Director since: 2015
- Former Interim CEO of Metallus (f/k/a TimkenSteel), with a strong background in strategic leadership and operational efficiency
- Serves on board of U.S. Steel
- 31 years at Allegheny Technologies, where he honed skills in product innovation
- Offers key insights as Chair of M&A Review Committee

C G M



J. Michael Nauman[2], 62
Term expiry: 2028[1]

- Newly nominated for 2025 AGM as an independent director
- Serves on board of Commercial Vehicle Group
- Served as President and CEO of Brady Corporation for ~8 years, bringing expertise in specialty products and technical equipment that would directly benefit launch of our new product identification offering
- Over 35 years of experience in leadership, strategy and M&A, including senior roles at Molex Incorporated

Source: Public filings
Note: [1] Assumes re-election at 2025 annual meeting; [2] If elected, Mr. Nauman will replace Jerry R. Whitaker who will not stand for re-election at 2025 annual meeting

Matthews INTERNATIONAL
9

OUR STRATEGIC FRAMEWORK REMAINS FOCUSED ON DELIVERING LONG-TERM SHAREHOLDER VALUE

1. We have built a diversified portfolio across brands, solutions and geographies, and the directed stable Memorialization cash flow into the Industrial Technologies business positions us to capture growth upside in new markets
2. We are strategically optimizing our portfolio so that it can be better understood by the public markets; our pending sale of SGK is representative of a highly successful outcome
3. Our prudent capital allocation policy has returned meaningful capital to shareholders coupled with organic and inorganic investment
4. We continue to execute on our announced plan to take significant costs out of the business
5. We intend to reduce net leverage below our 3.0x target at completion of the SGK transaction
6. While we acknowledge our TSR has underperformed against traditional comparables, this is partly due to our pending dispute with Tesla, and we are actively pursuing a plan to deliver long-term value to our shareholders – the pending SGK sale is just the first step

We remain confident in our ability to deliver long-term sustainable shareholder value

Matthews INTERNATIONAL
10

C O N F I D E N T I A L MARKET REACTION TO THE SGK SALE HAS BEEN OVERWHELMINGLY POSITIVE, WITH OUR SHARE PRICE UP ~15% ON THE DAY OF ANNOUNCEMENT 11 Source: Wall Street research Note: Permission to use quote neither sought nor obtained “From an economic perspective, the deal is highly attractive and should begin to unlock hidden value in MATW’s share price…In summary, we believe this transaction `flips the script’ from the recent macro and competitive/customer related challenges and sets the stage for a series of potentially positive and accretive events over the subsequent 12- 24+ months. While it may take some time, as more investors become aware of this dynamic, we expect the share price to continue to drift higher as well.” ” Wall Street Broker “The implied enterprise value of the new entity is ~$900mm, representing an EBITDA multiple of ~9x. For reference, prior to the announcement, MATW was trading at 7.7x EBITDA and SGK has generally been considered dilutive to overall valuation by most investors.” ” Wall Street Broker “The upfront proceeds and the 40% carry in the new entity, assuming a $900M enterprise value, would translate to a valuation of SGK of $17.50 per share, which is an $11.00 premium to our estimated per share value for SGK of $6.50. In the meantime MATW shares trade at a significant discount to our current $40.00 price target, which assumes no sale of SGK.” ” Wall Street Broker “We are raising our valuation multiple by 1-turn reflecting; 1) meaningfully reduced financial leverage and increased flexibility, post transaction, 2) the improved trajectory of the Brand Solutions business under the JV, including $50mm (or more) potential cost synergies over the next few years…” ” Wall Street Broker “Ultimately, we do not believe it is unreasonable to believe Matthews could generate total consideration for SGK of $700-$750mm+, excluding tax leakage, which remarkably is close to MATW’s entire market cap (~$800mm) prior to last week’s announcement.” ” Wall Street Broker

Overview of our leading business

MATTHEWS INTERNATIONAL – A HISTORY OF INNOVATING AND CREATING

Our portfolio evolution is based on core business expertise of identification products
Marking products and printing plates form the common foundation of each business and drive operational excellence

Matthews MEMORIALIZATION

Our Memorialization segment is a leading provider of memorialization products, including memorials, caskets, cremation-related products, and cremation and incineration equipment, primarily to cemetery and funeral home customers that help families move from grief to remembrance.



Matthews INDUSTRIAL TECHNOLOGIES

Our Industrial Technologies segment designs, manufactures, services and distributes high-tech custom energy storage solutions, product identification, and warehouse automation technologies and solutions.



SGK + SGS&CO [1]

Our announced Brand Solutions joint venture will be a leading provider of packaging solutions and brand experiences, helping companies simplify their marketing, amplify their brands and provide value. We expect to own 40% of the common equity and $50mm of preferred equity[2] of the combined business at transaction close.


LIVE YOUR BREAK

Note: [1] On January 8, 2025, Matthews announced an agreement to sell the SGK business to a new entity created by Matthews and SGS & Co. The transaction is expected to close by mid-2025 pending receipt of customary regulatory approvals; [2] Subject to transaction closing adjustments

Matthews INTERNATIONAL
13

OUR BUSINESS EVOLUTION HAS STRATEGICALLY LEVERAGED OUR EXPERTISE IN IDENTIFICATION TO EXPAND OUR ADDRESSABLE MARKETS

SINCE OUR IPO, OUR OBJECTIVE HAS BEEN TO STRATEGICALLY EXPAND OUR OFFERINGS AND OPPORTUNITY SET – VERTICALLY AND HORIZONTALLY – ACROSS CORE BUSINESSES WHERE WE HAVE HISTORICALLY OPERATED FOR OVER A CENTURY

Our businesses share a common heritage rooted in identification products

- Marking
- Printing plates
- Bronze plaques

Matthews Industrial Technologies

- In 1850, the company was founded producing hand stamps and other products, paving the way for a business focused on marking products that was the genesis for our inkjet technology
- 2011 – Acquisitions of Lightning Pick and Pyramid extends our capabilities from marking to identifying, advancing our fulfillment solution
- The company began working in energy storage solutions in 2009, representing over a decade of experience of tooling expertise in advanced precision rotor processing and calendering equipment from Saueressig

+$100bn TAM[2]

SGK + SGS & CO[1]

- In the early 1900s, we produced plates for printing on corrugated containers, eventually developing the tooling for many specialized print services and pursuing pre-press business
- 2008 – Acquisition of Saueressig Packaging deepens our expertise in roto-gravure and embossing cylinders
- 2014 – Strategic acquisition of Schawk expanded our existing capabilities as a leading provider to the packaging industry, through their Brand Solutions business and global footprint, creating an end-to-end brand solutions platform
- Tactically broadened range of digital services to encompass our customers' entire marketing and packaging value chain

+$55bn TAM[3]

Matthews Memorialization

- In 1927, we leveraged expertise in bronze building plaques to develop the first-ever flush bronze memorial
- Achieved market leadership in multiple memorialization categories, with expansions into:
  - Cremation: Via an acquisition in 1996
  - Funeral solutions: Through strategic investments beginning in 2001
  - Granite: Via acquisitions in 2009 and 2018

+$5bn TAM[4]

Source: Matthews management estimates, FREYR, McKinsey, press articles, Precedence Research, Technavio 2023, PR newswire, Mobility Foresights, Market Research.com, Ibisworld

Note: [1] On January 8, 2025, Matthews announced an agreement to sell the SGK business to a new entity created by Matthews and SGS & Co. The transaction is expected to close by mid-2025 pending receipt of customary regulatory approvals; Matthews will retain its German roto-gravure business and related assets which are currently reported under SGK Brand Solutions; [2] Includes battery, ecommerce/omnichannel and digital supply chain; [3] Includes packaging graphics and tooling, brand experience and digital marketing; [4] Includes funeral solutions, bronze cemetery, granite and environmental solutions

Matthews INTERNATIONAL
14

WE BENEFIT FROM MULTIPLE STABLE REVENUE STREAMS ACROSS SEGMENTS, CUSTOMERS AND GEOGRAPHIES

NET SALES BY SEGMENT



SGK
Matthews
INDUSTRIAL TECHNOLOGIES
Matthews
MEMORIALIZATION
34%
66%
30%
46%
24%

NET SALES BY GEOGRAPHY



Asia & Australia 3%
Europe 27%
Americas 70%
4%
31%
65%

Without SGK[2] | With SGK

KEY STATISTICS[1]

4 CONTINENTS

154 LOCATIONS

18 COUNTRIES

~6,100+ EMPLOYEES

~175 YEARS IN BUSINESS

We maintain market leading positions due to consistently high standards of quality, comprehensive product offerings, a high degree of expertise and decades of experience

Note: Net sales segmentation charts reflect LTM 09/30/2024 period; On January 8, 2025, Matthews announced an agreement to sell the SGK business to a new entity created by Matthews and SGS & Co. The transaction is expected to close by mid-2025 pending receipt of customary regulatory approvals;[1] Does not include contribution of SGK; [2] Represents SGK as reported, including German roto-gravure packaging business and other related investments currently within the SGK Brand Solutions reporting segment which Matthews intends to retain

Matthews INTERNATIONAL
15

CAREFUL, STRATEGIC ACTIONS HAVE RESULTED IN STRONG CONSOLIDATED NET SALES GROWTH OVER THE LAST 10 YEARS

Strong and resilient net sales growth[1]

($mm)



+62%
$1,107
$1,537
$1,796
2014A
2019A
2024A

- **Significant growth** across our consolidated business
- **The Memorialization business is now an industry leader** with steady, predictable free cash flow with best-in-class offerings
- **The Brand Solutions business has been differentiated from peers,** through strategic investments transforming it into a digital marketing platform
- **The Energy business has unlocked significant value by advancing proprietary solutions** which offer significant value for the EV transition
- **The Industrial Automation business continues to identify niches** within warehouse automation and product identification to invest in innovative technology

Matthews INTERNATIONAL

Source: Public filings

Note: [1] Includes Net sales from SGK Brand Solutions segment; On January 8, 2025, Matthews announced an agreement to sell the SGK business to a new entity created by Matthews and SGS & Co. The transaction is expected to close by mid-2025 pending receipt of customary regulatory approvals

16

C O N F I D E N T I A LOUR COMPETITIVE POSITIONS ACROSS BUSINESS SEGMENTS ARE HIGHLY FAVORABLE AND DIFFICULT TO REPLICATE1 Maintains significant market share in all major product categories including markers, cremation equipment and caskets Broad and comprehensive product lines developed over the years are complemented by technology and outstanding customer service Expansive national distribution system allows us to service all funeral service providers, regardless of size and creates high barriers to entry Deep relationships with a highly fragmented client base of funeral homes, cemeteries, crematoria and distributors Technical know-how and deep expertise across energy storage, automation and product identification derived from decades of experience Well-established relationships with major customers in automotive, logistics, manufacturing, retail and other end markets Significant investments made in high-skilled labor and production facilities across Europe and North America are supplemented by a vast global distribution network Valuable competitive advantage in the development of dry battery electrode solutions Leading global player within the fragmented brand solutions industry—strong market position in most major segments Strong and longstanding relationships with many of the world’s leading consumer product brands Depth of services and ability to navigate complexity creates lasting customer relationships and reoccurring revenue streams Complexity of packaging requirements, need for global reach, highly-skilled labor and the capacity to balance project workflows further help to create high barriers to market entryNote: 1 On January 8, 2025, Matthews announced an agreement to sell the SGK business to a new entity created by Matthews and SGS & Co. The transaction is expected to close by mid-2025 pending receipt of customary regulatory approvals 17MEMORIALIZATION INDUSTRIAL TECHNOLOGIESC O N F I D E N T I A LWE HAVE BUILT THE MEMORIALIZATION BUSINESS INTO A SCALED PROVIDER WITH LEADING MARKET POSITIONS ACROSS KEY PRODUCTS AND SERVICES…Helping families move from grieving to remembrance for nearly 100 yearsOverview Funeral SolutionsEntered in 2006Personalized full-line of solutions / products (caskets, urns, jewelry) with deeply entrenched relations across our ecosystemBronze cemeteryEntered in 1927Industry leading provider of high-end bronze memorialsGraniteEntered in 2009Global provider of full line granite memorialization products to cemeteries and monument dealersEnvironmental SolutionsEntered in 1996Environmentally-focused provider of sustainable crematoria equipment, waste-to-energy conversion and emission control systemsCompetitive advantages Combination of scale, reputation and financial strength Full-service provider with entrenched customer relationships Strong service underscored through unparalleled operations during the pandemic Strong, established market leadership position Differentiated capabilities which are difficult to replicate Superior margins and supply chain structure Combination of scale, reputation and financial strength Cost competitive operations Value-added capabilities Only scaled player in a fragmented market Leading market share and brand equity Large service presence and delivery capability Full line of mid-sized multi-purpose incinerators and accessories Ability to leverage established relationsMarket size #2 market position #1 market position #1 market position #1 market position (NA)~$1.4bn TAM ~$225mm TAM ~$700mm TAM ~$3bn TAMNote: Matthews management estimates, FREYR, McKinsey, press articles, Precedence Research, Technavio 2023 18

MEMORIALIZATION INDUSTRIAL TECHNOLOGIES…THAT DELIVERS STABLE GROWTH AND CONSISTENT CASH FLOW Leveraged management’s operational expertise in the Matthews HISTORICAL NET SALES GROWTH ($mm) casket business to grow Matthews’ market share from 20% in 2006Management has invested to 30% today $830 strategically into the Navigated the complexity of a regulated and fragmented industry to $616Memorialization business scale the business $445and transformed Matthews Executed 25 acquisitions in our Memorialization segment since into a leader… 2006 to build our market position Entered the granite market in 2009 ($700M TAM) and rose to #1 in the market by 20182006A 2017A 2024AHISTORICAL ADJ. EBITDA ($mm)2 HISTORICAL FREE CASH FLOW ($mm)1,2…creating stable and $166 $164 $163 $154 consistent cash flows that $145 $146 $152 $147 $149 $139 $134 $135 $131 $130 $125 $123 have allowed us to pursue attractive investments in our other segments with larger addressable markets’17A ‘18A ‘19A ‘20A ‘21A ‘22A ‘23A ‘24A ‘17A ‘18A ‘19A ‘20A ‘21A ‘22A ‘23A ‘24AOur consistent and focused efforts to scale while maintaining profitability have allowed us to continue being a leader in a market undergoing dynamic changesSource: Public filingsNote: 1 Free cash flow defined as Adjusted EBITDA less Capex; 2 See the Appendix for reconciliations of non-GAAP measures to their most directly comparable GAAP measures 19

MEMORIALIZATION INDUSTRIAL TECHNOLOGIESWE HAVE NUMEROUS INITIATIVES IN PLACE TO CONTINUE TO GROW OUR MEMORIALIZATION BUSINESSFocus areaStrategic initiatives1Maintain leadership in cremation Consolidate manufacturing footprint and reorganize sales structure Advance development of new high-production, modular cremators Build a cloud-based digital system management application Develop product and service programs for the enterprise segment Expand product offerings and open the market for enterprise services Deliver improved sales and market penetration2 Invest in critical technologies Expand advanced cremation control system capabilities Build a data-acquisition platform Continue investment in alternate fuels, energy recovery and other efficiency initiatives Digitize controls and benefit from an integrated platform Deepen relationships with customers through R&D partnerships3Expand business in waste solutions Expand sales and pricing capabilities Deploy early-engagement consulting services Research and develop tailored solutions for targeted waste streams Focus on solutions for high value, midscale waste disposal streams Develop capabilities in delivering large scale projects Offer new solutions to broaden addressable market Improve client acquisition and de-risk new projects20

MEMORIALIZATION INDUSTRIAL TECHNOLOGIESC O N F I D E N T I A LMATTHEWS HAS PIVOTED THE BUSINESS INTO A LEADING INDUSTRIAL TECHNOLOGIES PLATFORM WITH EXPOSURE TO LARGE AND GROWING END MARKETSENGINEERING INDUSTRIAL AUTOMATIONOverview Matthews Engineering Warehouse Automation Product IdentificationAdvanced tooling equipment supporting State-of-the-art software, automation, and Intelligent in-line marking and coding solutions lithium-ion battery production and wide range robotics solutions to optimize omnichannel for product identification, traceability & of coating and converting applications and ecommerce order fulfillment processes regulatory compliance Competitive advantages IP protected platform supporting advanced Largest independent Warehouse Execution Comprehensive suite of advanced marking calendering processes System software provider in North America & printing technologies, consumables and A leader in the renewable energy market with advanced controls and real-time software with lithium-ion battery manufacturing analytics High recurring revenue from consumables solutions Highly innovative and customized and spare parts automation and robotics solutions for Large opportunity with disruptive fulfillment and distribution applications technology for CPG customersMarket size Battery Ecommerce / omnichannel Digital supply chain~$40bn TAM (2030) ~$53bn TAM (2030) ~$5.9bn TAM (2030)~20% CAGR (‘25-’30) ~15% CAGR (’25—’30) ~7% CAGR (’23 – ’27)Note: Matthews management estimates, FREYR, McKinsey, press articles, Precedence Research, Technavio 2023 21

MEMORIALIZATION | INDUSTRIAL TECHNOLOGIES

MATTHEWS HAS PIVOTED THE BUSINESS INTO A LEADING INDUSTRIAL TECHNOLOGIES PLATFORM WITH EXPOSURE TO LARGE AND GROWING END MARKETS

	ENGINEERING	INDUSTRIAL AUTOMATION	
Overview	**Matthews Engineering**	**Warehouse Automation**	**Product Identification**
			
	Advanced tooling equipment supporting lithium-ion battery production and wide range of coating and converting applications	State-of-the-art software, automation, and robotics solutions to optimize omnichannel and ecommerce order fulfillment processes	Intelligent in-line marking and coding solutions for product identification, traceability & regulatory compliance
Competitive advantages	✓ IP protected platform supporting advanced calendering processes ✓ A leader in the renewable energy market with lithium-ion battery manufacturing solutions	✓ Largest independent Warehouse Execution System software provider in North America with advanced controls and real-time analytics ✓ Highly innovative and customized automation and robotics solutions for fulfillment and distribution applications	✓ Comprehensive suite of advanced marking & printing technologies, consumables and software ✓ High recurring revenue from consumables and spare parts ✓ Large opportunity with disruptive technology for CPG customers
Market size	**Battery** **~$40bn** TAM (2030) **~20%** CAGR ('25-'30)	**Ecommerce / omnichannel** **~$53bn** TAM (2030) **~15%** CAGR ('25 - '30)	**Digital supply chain** **~$5.9bn** TAM (2030) **~7%** CAGR ('23 – '27)

Note: Matthews management estimates, FREYR, McKinsey, press articles, Precedence Research, Technavio 2023

Matthews INTERNATIONAL
21

MEMORIALIZATION INDUSTRIAL TECHNOLOGIESC O N F I D E N T I A LOUR ADVANCED, PATENT PROTECTED CALENDERING EQUIPMENT IS AN ESSENTIAL PART OF THE DRY-CELL ELECTRODE MANUFACTURING PROCESSINDUSTRY LEADING CALENDERING EQUIPMENT EXPERTISE WITH OVER 10 YEARS OF DEVELOPMENT AND NINE PATENT FAMILIES ALONGSIDE HUNDREDS OF DOCUMENTED TRADE SECRETSBENEFITS OF DRY CELL VS. WET CELL TECHNOLOGYReduces time and cost of production ~50% reduction in capital investment with smaller plant footprint ~20% reduction in labor time ~40% reduction in energy costExample: Tesla large-scale 4680 batteries utilize dry cell technology “The 4680 is rapidly approaching the point where it is the most competitive cell. So, when you consider the fully landed – the cost of a battery pack fully landed in the US net of incentives and duties, the 4680 is tracking to be the most competitive, meaning lower cost per kilowatt hour fully considered than any other alternative, which is – we’re not quite there yet but we’re close to being there”- Tesla CEO atQ3 FY’24 earnings call Matthews’ calendering technology is critical to 4680 cell manufacturingBetter battery performance Expected improved battery life and density Stepping stone towards solid-state batteriesBetter for the environment Eliminates the toxic solvents used in wet-cell manufacturing process ~1,000kg per 10 kWh reduction in CO2 emission23

MEMORIALIZATION INDUSTRIAL TECHNOLOGIESC O N F I D E N T I A LOUR INDUSTRIAL TECHNOLOGIES SEGMENT EXPANDS MATTHEWS INTO HIGH-GROWTH MARKETS WITH SIGNIFICANT UNTAPPED POTENTIALFocus areaStrategic initiativesENGINEERING 1 DBE full production lineâš«Design and build a Dry-cell Battery Electrode (“DBE”) mass production lineâš«Expand product offering beyond current calendering capabilitiesâš«Opens up potential for alternative revenue modelINDUSTRIAL AUTOMATION 2 System integrator acquisitionâš«Acquire a US and/or European system integratorâš«Achieve independence and secure ongoing market accessâš«Open channel through integrator salesâš«Build out market presence and footprint in Europe24

MEMORIALIZATION | INDUSTRIAL TECHNOLOGIES

OUR INDUSTRIAL TECHNOLOGIES SEGMENT EXPANDS MATTHEWS INTO HIGH-GROWTH MARKETS WITH SIGNIFICANT UNTAPPED POTENTIAL

	ENGINEERING	INDUSTRIAL AUTOMATION
Focus area	1 DBE full production line	2 System integrator acquisition
Strategic initiatives	• Design and build a Dry-cell Battery Electrode ("DBE") mass production line • Expand product offering beyond current calendering capabilities • Opens up potential for alternative revenue model	• Acquire a US and/or European system integrator • Achieve independence and secure ongoing market access • Open channel through integrator sales • Build out market presence and footprint in Europe

Matthews INTERNATIONAL

24

Our strategy to drive long-term value

OUR STRATEGIC FRAMEWORK REMAINS FOCUSED ON DELIVERING LONG-TERM SHAREHOLDER VALUE

1. We have built a diversified portfolio across brands, solutions and geographies, and the directed stable Memorialization cash flow into the Industrial Technologies business positions us to capture growth upside in new markets
2. We are strategically optimizing our portfolio so that it can be better understood by the public markets; our pending sale of SGK is representative of a highly successful outcome
3. Our prudent capital allocation policy has returned meaningful capital to shareholders coupled with organic and inorganic investment
4. We continue to execute on our announced plan to take significant costs out of the business
5. We intend to reduce net leverage below our 3.0x target at completion of the SGK transaction
6. While we acknowledge our TSR has underperformed against traditional comparables, this is partly due to our pending dispute with Tesla, and we are actively pursuing a plan to deliver long-term value to our shareholders – the pending SGK sale is just the first step

We remain confident in our ability to deliver long-term sustainable shareholder value

Matthews INTERNATIONAL

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1 OUR GROWTH OPPORTUNITIES ARE SUPPORTED BY OUR DEFENSIVE AND CASH GENERATIVE CORE MEMORIALIZATION BUSINESS

STABLE MEMORIALIZATION CASH FLOWS…

Stable, predictable cash flows

Free cash flow ($mm), Free cash flow conversion (%)[1]



81%
90%
92%
$123
$147
$149
2022A
2023A
2024A

…FUND GROWTH INTO ATTRACTIVE INDUSTRIAL TECHNOLOGIES END MARKETS AND ATTRACTIVE CAPITAL RETURN

Capital expenditures

($mm)



Memorialization
SGK Brand Solutions
Industrial Technologies
Corporate & Non-Operating
$61
4
14
14
29
$51
3
16
15
17
$45
1
18
13
14
2022A
2023A
2024A

Source: Public filings, Peerless Research Group, Rystad Energy, Precedence Research

Note: [1] Free cash flow defined as Adjusted EBITDA less Capex; Free cash flow defined as Adjusted EBITDA less Capex divided by Adjusted EBITDA, see the Appendix for reconciliations of non-GAAP measures to their most directly comparable GAAP measures

Matthews INTERNATIONAL

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1 OUR GROWING INDUSTRIAL TECHNOLOGIES BUSINESS IS WELL POSITIONED TO BENEFIT FROM SECULAR TAILWINDS

INDUSTRIAL TECHNOLOGIES IS A HIGH-GROWTH SEGMENT AND KEY AREA OF FOCUS…

Industrial Technologies net sales

($mm)



Includes impact of public legal dispute with Tesla
'20A – '24A CAGR: 17.3%
$228
$284
$336
$506
$433
2020A
2021A
2022A
2023A
2024A

- ✓ Over a decade of experience serving the industry's largest players
- ✓ Proprietary, leading technology positioned to capture market share and benefit from growing tailwinds
- ✓ Highly-attractive end-markets with potential for significant margin expansion

…UNDERPINNED BY HIGHLY FAVORABLE MARKET BACKDROP

Megatrends are driving warehouse automation growth

Global warehouse automation market size ($bn)



$19
$53
2023E
2024E
2025E
2026E
2027E
2028E
2029E
2030E
✓ Growth of e-commerce
✓ Warehouse labor shortages
✓ Speed of shipping

Our investment areas

1. Grow the base business – deliver greater functionality and add complementary technologies
2. Geographic expansion to Europe
3. Acquire additional software capabilities
4. Expand market access through M&A

Global New Battery Energy Storage Systems Installations

(Gigawatt-hours (GWh))



43
134
421
2022A
2025E
2030E

Our growth vectors

1. Retrofit of wet-cell facilities with dry-cell technology
2. License our IP to battery manufacturers
3. M&A targets in slitting, powder mixing & conveyance, and material handling & automation solutions

Source: Public filings, Internal Estimates, Peerless Research Group, Rystad Energy, Precedence Research
Note: Industrial Technologies historic net sales reflect restated figures

Matthews INTERNATIONAL
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1 OUR STRATEGIC INVESTMENT IN AXIAN PROVIDES ACCESS INTO A >$2BN ADDRESSABLE MARKET

- We identified a **significant market opportunity** to displace incumbent Continuous Inkjet ("CIJ") technology
- Existing technology is **complex, releases harmful volatiles** and requires **complete rebuilds every two years**, as well as **an ongoing support team**
- We have invested to develop a new **MEMS[1] CIJ technology called Axian** that pairs flexibility, speed and performance with low maintenance and convenience
  - Axian uses a **disposable printhead** that is virtually maintenance free and can **reduce ownership costs by ~30%**
- Axian entered into beta testing with the first customer in **Apr '21** and production moved out of R&D phase in **Jan '23**
  - First of **6 Axian patents** issued with applications across multiple geographies
  - Experienced development delays due to required change in silicon chip supplier
- **None** of our competitors are developing a similar technology
- We estimate the opportunity size today at **~$2.1bn**






Existing CIJ print
Axian IQ print

Benefit	Axian IQ	Existing CIJ
High Print Quality	✓	✗
Long Throw Distance	✓	✓
VOC Reduction	✓	75% of consumables
Continuous Operation Without Maintenance	✓	✗
Low Upfront Cost	✓	✗
Low Consumable Costs	✓	✗
Low Maintenance Costs	✓	✗

We have invested ~$54mm into the Axian product to date

Note: [1] Micro-Electro-Mechanical Systems

Matthews INTERNATIONAL

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2 WE HAVE UNLOCKED SUBSTANTIAL VALUE THROUGH THE SALE OF SGK BRAND SOLUTIONS…

TRANSACTION RATIONALE

- Sale of our SGK Brand Solutions ("SGK") segment to a newly formed entity created by affiliates of SGS & Co ("SGS"), creating a world-class leader in brand experience and technology-enabled brand solutions
- The combined entity will have an enterprise value of approximately $900 million, representing an adjusted trailing-twelve-months EBITDA multiple of 9.0x
- We expect the combined entity to achieve over $50 million in annual run-rate cost synergies
- We will receive substantial upfront consideration of $350 million at closing, while still benefiting from synergy-driven value creation in the future
  - Upfront cash proceeds of $250 million that is intended to be used to repay debt
  - We also received $50 million of preferred equity in the combined entity and will retain approximately $50 million in trade receivables under our securitization program
  - We retained 40% interest in the common equity of the combined entity, creating substantial opportunity for synergy-based value creation
- The transaction provides a pathway for a full exit of the SGK business at an attractive valuation
- Closing expected in mid-2025 pending receipt of customary regulatory approvals



8.0x[1]
~6.2x[2]
~9.0x
Barington 2022
Wall Street estimates
Transaction outcome
SGK + SGS (Matthews retains 40% interest)

Source: Public filings, Wall Street research

Note: [1] Represents mid-point LTM multiple from Barington's 12/12/2022 Presentation at the Bloomberg Activism Forum; [2] Represents implied LTM EBITDA multiple based on B. Riley Financial's forward multiple valuations

Matthews INTERNATIONAL

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2 … WHICH WAS ONLY POSSIBLE DUE TO THE DELIBERATE ACTIONS TAKEN BY OUR BOARD

- **Matthews' Graphics Imaging and Merchandising Solutions segments were a natural fit** with Schwak's Creative Agency, Brand Consultancy and Media Production Services; the 2014 combination **considerably increased our scale** and created an **end-to-end, comprehensive Marketing and Packaging solutions entity,** strengthening our product offering and providing far greater value to Matthews' clients

- Management and the Board drove the **integration and transformation of the SGK business**, including strategic investments that delivered revenue uplift in the Printing Plates business **which helped in achieving a superior valuation**

- Given a decline in market conditions, the company initiated a **review of SGK in 2019;** while it was delayed by external challenges such as the war in Ukraine and the COVID-19 pandemic, **we ultimately achieved an outcome more attractive than previously contemplated alternatives**

- The announced transaction with SGS represents a **premium to the estimated multiple of SGK implied by both Barington and Wall Street analysts**; This outcome was only possible due to the **strategic investments we made into SGK which further enabled the >$50mm run rate synergy opportunity**

- The SGK Brands segment has **generated more than $1bn in Adjusted EBITDA[1] since the acquisition of Schawk** which has **supported capital returns to our shareholders through dividends and share buybacks**

- **Matthews has retained key SGK-related assets** including software assets along with our German roto-gravure business and the Saueressig business that was originally part of the SGK segment

Matthews INTERNATIONAL

Note: [1] See the Appendix for reconciliations of non-GAAP measures to their most directly comparable GAAP measures

31

C O N F I D E N T I A L2 MARKET REACTION TO THE SGK SALE HAS BEEN OVERWHELMINGLY POSITIVE, WITH OUR SHARE PRICE UP ~15% ON THE DAY OF ANNOUNCEMENT“From an economic perspective, the deal is highly attractive and should begin to unlock hidden value in MATW’s share price…In summary, we believe this transaction `flips the script’ from the recent macro ”and competitive/customer related challenges and sets the stage for a series of potentially positive and accretive events over the subsequent 12- 24+ months. While it may take some time, as more investors become aware of this dynamic, we expect the share price to continue to drift higher as well.”Wall Street Broker “The implied enterprise value of the new entity is~$900mm, representing an EBITDA multiple of ~9x. For reference, prior to the ”announcement, MATW was trading at 7.7x EBITDA and SGK has generally been considered dilutive to overall valuation by most investors.”Wall Street Broker “The upfront proceeds and the 40% carry in the new entity, assuming a $900M enterprise value, would translate to a valuation” of SGK of $17.50 per share, which is an $11.00 premium to our estimated per share value for SGK of $6.50. In the meantime MATW shares trade at a significant discount to our current $40.00 price target, which assumes no sale of SGK.”Wall Street Broker “We are raising our valuation multiple by 1-turn reflecting; 1) meaningfully reduced financial leverage and increased flexibility, ” post transaction, 2) the improved trajectory of the Brand Solutions business under the JV, including $50mm (or more) potential cost synergies over the next few years…”Wall Street Broker “Ultimately, we do not believe it is unreasonable to believe Matthews could generate total consideration for SGK of $700-$750mm+, ”excluding tax leakage, which remarkably is close to MATW’s entire market cap (~$800mm) prior to last week’s announcement.”Wall Street Broker Source: Wall Street researchNote: Permission to use quote neither sought nor obtained32

2 THE TRANSACTION SIMPLIFIES OUR BUSINESS AND FOCUSES ON HIGHER GROWTH AND HIGHER MARGIN SEGMENTS

SIMPLIFIES OUR BUSINESS STRUCTURE…

FY'24A EBITDA pre-transaction[1]



SGK Brand Solutions
23%
Industrial Technologies
15%
Memorialization
62%

FY'24A EBITDA post-transaction[1,2]



Industrial Technologies
~20%
Memorialization
~80%

…AND SIGNIFICANTLY IMPROVES TOP AND BOTTOM-LINE PERFORMANCE

FY'21A – '24A Net Sales CAGR



2.4%
6.2%
WholeCo
RemainCo 2

FY'24A EBITDA margin[3]



14.7%
16.0%
WholeCo
RemainCo 2

Source: Public filings

Note: SGK transaction is expected to close by mid-2025 pending receipt of customary regulatory approvals; [1] Excludes corporate costs, see the Appendix for reconciliations of non-GAAP measures to their most directly comparable GAAP measures; [2] RemainCo consists of Memorialization and Industrial Technology segment contributions only, does not include contribution from the German roto-gravure packaging business and other related investments currently within the SGK Brand Solutions reporting segment which Matthews intends to retain; [3] Excludes corporate and non-operating EBITDA allocation, see the Appendix for reconciliations of non-GAAP measures to their most directly comparable GAAP measures

Matthews INTERNATIONAL

33

C O N F I D E N T I A3WE HAVE RETURNED ~$490 MILLION OF CAPITAL TO SHAREHOLDERS SINCE 2014DIVIDENDS PER SHARE CAPITAL RETURNED TO SHAREHOLDERS ($MM)Dividends paid>100%Share repurchases31 straight years of ✓ dividend growth $77 $0.96 $69 $0.92 $0.88 $0.86 $0.84 Total dividend growth $0.80 ✓ $0.76 of >100% since 2014$52 $52 $0.68 58 $46 42$0.60 Consistent track record $0.54 $40 21 of annual share $0.46 $36 26$32 21repurchases $31 12 $31 14 4 3$23 15Significant return of 1031✓ 26 28 28 28capital to shareholders 22 25 2618 19 13’14A ‘15A ‘16A ‘17A ‘18A ‘19A ‘20A ‘21A ‘22A ‘23A ‘24A ‘14A ‘15A ‘16A ‘17A ‘18A ‘19A ‘20A ‘21A ‘22A ‘23A ‘24ASource: Public filings34

C O N F I D E N T I A L4 WE CONTINUE TO EXECUTE ON OUR ANNOUNCED PLAN TO TAKE SIGNIFICANT COSTS OUT OF THE BUSINESSIn Q3’24 we announced the initiation of cost reduction programs that will span several of our business units as well as our corporate functions We have made progress on our plans and remain on-track to achieve this target even after the sale of SGKWe are targeting annual consolidated savings from these programs of up to $50 million, with the most significant portion from our engineering and tooling operations in Europe and also targeting our general and administrative costs These initiatives are designed to position our business to capitalize on future growth opportunities and include exiting less profitable businesses35

5 THE SALE OF SGK WILL REDUCE OUR LEVERAGE BELOW 3.0X, CONSISTENT WITH OUR STATED STRATEGY

ADDITIONAL BENEFITS FROM TRANSACTION

- ✓ Sale shifts business mix towards more profitable Memorialization and Industrial Technologies segments
- ✓ Both segments have demonstrated stronger historical top-line performance
- ✓ Increases free cash flow generation given the reduction in interest expense
- ✓ Provides more funding for growth in Memorialization, protecting Matthews' market leading position while investing in new technologies to discover efficiencies and expanding sub-segment verticals
- ✓ Heightens management's focus and ability to fund Industrial Technologies projects at a critical time in the development cycle of new products across the segment

INTENDED USE OF PROCEEDS REDUCES OUR NET LEVERAGE[1]



3.6x
<3.0x
Pre-transaction
Post-transaction

Source: Public filings, management estimates
Note: SGK transaction is expected to close by mid-2025 pending receipt of customary regulatory approvals; [1] Initial net leverage includes $735.7mm of net debt (comprised of $776.5mm of total debt and $40.8mm of cash and cash equivalents) and LTM Adjusted EBITDA of $205.2mm as of 09/30/2024, post transaction includes contribution of post-tax transaction proceeds, excludes SGK and includes our 40% share of new entity LTM Adjusted EBITDA, excluding any synergies, see the Appendix for reconciliations of non-GAAP measures to their most directly comparable GAAP measures

Matthews INTERNATIONAL
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6

WE RECOGNIZE THAT RECENT CHALLENGES IN OUR ENERGY SOLUTIONS BUSINESS HAVE DEPRESSED OUR SHARE PRICE…

SHARE PRICE PERFORMANCE (INDEXED TO MATTHEWS' SHARE PRICE)



Matthews
Russell 2000
$50
$40
$30
$20
Sep-20
Jul-21
Jun-22
Apr-23
Mar-24
Jan-25
+47%
$30.16¹
+38%
Nov 02, 2020 Press articles link Tesla's 4680 large-scale batteries with Saueressig's dry electrode capabilities. Research analysts subsequently raise these reports during our Nov 20, 2020 earnings call
Jan 13-31, 2022 Tesla announces multiple production issues with 4680 batteries and pushes back launch of the Cybertruck
Jul 20, 2023 Our closing share price rose to $48.47, reflecting positive investor sentiment on the prospects of our proprietary DBE technology
Jul 19 – Aug 18, 2023 Tesla Q2 earnings highlighted further 4680 and Cybertruck issues alongside planned factory shutdowns. Their share price drops from $291 on 19th July to $263 on 20th July and further to $215 by 18th August
May 2021 - Jan 2022 Share price impacted by the failure to acknowledge new orders at the time Tesla was facing production issues
Jan 03, 2023 We disclose that our IP-protected Energy Solutions business has won over $200mm in orders during the first quarter of FY'23
Nov 17, 2023 We report FY'23 results: a combination of slow orders alongside order delays from Tesla begins to hinder earnings expectations
Jun 17, 2024 A private dispute which had been ongoing for months with Tesla becomes public when a lawsuit is filed in a California federal court
Other Energy Solutions customers, uncertain of the legal outcome, slow pace of orders
Nov 22, 2024 Announce engagement with J.P. Morgan to support review of potential strategic alternatives, given the long-term opportunities available in the Industrial Technologies segment
Nov 17, 2022 We issued strong guidance for our Industrial Technology segment, with an outlook of over 50% growth for FY'23. These orders were driven by a growth in Tesla's orders for non-Cybertruck facilities
Apr 05, 2021 Press articles link Saueressig's planned San Antonio facility with Tesla's Austin Gigafactory: "Considering that Tesla's 4680 cells would utilize dry electrode technology, Saueressig Engineering's upcoming Texas site would likely be invaluable for Tesla's operations in Texas."
Jul 28, 2023 Due to production issues at Tesla, we issued softer than expected forward guidance regarding Energy Solutions during our Q3 FY'23 earnings
Apr 15, 2024 Tesla announces layoffs at 4680 battery project

Matthews INTERNATIONAL

Source: FactSet, press articles, company filings
Note: ¹ As of 01/23/2025;

37

C O N F I D E N T I A L6 … WHICH WAS SHOWING STRONG SIGNS OF RECOVERY PRIOR TO THESE CHALLENGESWITH TESLATOTAL SHAREHOLDER RETURNS RELATIVE TO 07/27/2023 (UNAFFECTED SHARE PRICE PRIOR TO Q3 FY’23 EARNINGS RELEASE)1-YEAR PRIOR(Jul 27, 2022 – Jul 27, 2023)Matthews 78.9% Proxy peers 20.6% S&P 500 14.7% Russell 2000 7.4% 3-YEARS PRIOR(Jul 27, 2020 – Jul 27, 2023)Matthews 166.2% Proxy peers 51.8% S&P 500 46.8% Russell 2000 36.8% 5-YEARS PRIOR(Jul 27, 2018 – Jul 27, 2023)S&P 500 75.6% Russell 2000 25.6% Proxy23.6% peersMatthews 6.9% Source: FactSetNote: Total shareholder returns includes re-invested dividends; Time periods shown represent Total Shareholder Returns relative to 07/27/2023;
Proxy peer performance represents the median of proxy peers38

6

OUR PROXY PEERS ARE CHOSEN FOR THEIR RELEVANCE IN COMPENSATION MATTERS

NONE OF THE PEERS IN OUR PROXY THAT HAVE BEEN USED IN BARINGTON'S ANALYSIS ARE OPERATIONALLY COMPARABLE OR RELEVANT PEERS TO MATTHEWS; THEY ARE RELEVANT AS IT RELATES TO BENCHMARKING AND COMPARISONS RELATED TO COMPENSATION MATTERS

		MATTHEWS SEGMENT RELEVANCE				
Company[1]	Sector	Memorialization	SGK Brand Solutions	Industrial Technologies	Market cap range[2] (<$2bn)	Includes Matthews as proxy peer?[3]
Deluxe Corporation	*Commercial printing*	✗	✓	✗	✓	✓
MSA Safety	*Instrumentation*	✗	✗	✓	✗	✓
Service Corporation	*Funeral homes and services*	✓	✗	✗	✗	✓
Stagwell	*Advertising and public relations*	✗	✓	✗	✓	✗
Moog	*Aerospace and defense*	✗	✗	✓	✗	✗
Woodward	*Aerospace and defense*	✗	✗	✓	✗	✗
Mativ	*Chemicals*	✗	✓	✓	✓	✗
Minerals Technologies	*Chemicals*	✗	✗	✓	✗	✗
ICF International	*Consulting and technology services*	✗	✓	✗	✗	✗
Barnes Group	*Diversified engineering*	✗	✗	✓	✗	✗
TriMas	*Diversified engineering*	✗	✗	✓	✓	✗
EnPro Industries	*Industrial machinery*	✗	✗	✓	✗	✗
Standex International	*Industrial machinery*	✗	✗	✓	✗	✗
Columbus McKinnon	*Industrial machinery*	✗	✗	✓	✓	✗
Graco	*Industrial machinery*	✗	✗	✓	✗	✗
Hillenbrand	*Industrial machinery*	✗	✗	✓	✗	✗
John Wiley	*Publishing*	✗	✓	✗	✗	✗

Matthews INTERNATIONAL

Source: CapIQ, FactSet, Company filings
Notes: [1] Excludes Kaman Corporation which has been removed from the 2025 Peer Group given acquisition by Arcline Investment Management, L.P.; [2] Based on fully diluted market cap from FactSet as of 01/25/2025; [3] Based on most recent proxy compensation peer group

39

OUR ACTIONS AND ROADMAP POSITIONS MATTHEWS TO GENERATE LONG-TERM SUSTAINABLE VALUE FOR ALL SHAREHOLDERS

1 Strategic portfolio optimization	• Finalize strategic review of our businesses to maximize value creation for shareholders • Execute on unlocking the substantial synergy opportunity between SGK and SGS
2 Reset and advance energy storage solutions segment	• Resolve legal dispute with Tesla and access the broader market for our IP-protected energy solutions
3 Expand our product identification capabilities	• Commercial launch of the Axian product, capturing a $2.1bn market opportunity
4 Scale warehouse automation	• Scale business through a focus on partnerships and acquisitions
5 Drive margin expansion through disciplined cost management	• Reduce costs at the consolidated level by $50mm
6 Continue executing on our memorialization business	• Continue consolidating market share and improving margins through efficiency initiatives

Matthews INTERNATIONAL
40

Our highly regarded Board & robust corporate governance

ROBUST CORPORATE GOVERNANCE PRACTICES AND PROCEDURES

BOARD PRACTICES AND GOVERNANCE HIGHLIGHTS

- ✓ **Independent Chairperson**
- ✓ **Maximum age of 75** for director nominees
- ✓ The Board and each committee **annually conduct a thorough self-assessment** process focused on their respective performances
- ✓ The Board is actively engaged in overseeing talent and **long-term succession planning** for senior leadership and directors
- ✓ Commitment to **actively refresh Board** with assistance of third-party national search firm
- ✓ Policy against **director overboarding**
- ✓ **Continued director education** on key issues relevant to the businesses of Matthews and public company governance, including, including cyber security
- ✓ Consistent **engagement with shareholders** regarding governance practices and other matters

COMPENSATION AND OWNERSHIP GUIDELINES HIGHLIGHTS

- ✓ ISS Compensation **QualityScore 1**
- ✓ Received over **90% approval** on Say on Pay Votes for **last three years**[1]
- ✓ Executive compensation is **strongly tied to performance** objectives to **align with shareholder interests**
- ✓ Stock ownership guidelines:
  - **6x base salary for the CEO**
  - 5x base salary for the CFO
  - 4x base salary for Group Presidents
- ✓ Our directors, officers and executive management **collectively own 4.8%**[2] of our shares, aligning interests with shareholders
- ✓ We **prohibit hedging and pledging** of our Company securities by directors, executive officers and employees
- ✓ Executive compensation **clawback policy** in place

ESG AND SUSTAINABILITY HIGHLIGHTS

- ✓ Our Board and its committees oversee management's **implementation of our ESG and sustainability initiatives**
- ✓ Our Board and its committees regularly meet with staff from our **EHS, D&I and Sustainability** groups to discuss policies and practices with respect to **employee health and safety programs**
- ✓ We are taking action to mitigate our environmental impacts across four major areas: **Climate & Energy, Waste, Water and Advancing Sustainable Solutions**
- ✓ Achieved **80% reduction in hazardous waste** since 2017
- ✓ Installed **new technology in printing** equipment to **reduce VOCs 98%**
- ✓ Aims to **enhance disclosures** by highlighting its **cybersecurity strategy** and costs linked to security breaches

Source: Public filings
Note: [1] Includes results from annual meeting for 2022, 2023 and 2024; [2] Percentage ownership calculated based on 30,937,563 shares of Matthews Common Stock outstanding as of November 30, 2024 per Company proxy statement

Matthews INTERNATIONAL
42

ACTIVELY REFRESHED, DIVERSE AND FIT-FOR-PURPOSE BOARD OVERSEES OUR STRATEGY AND GOVERNANCE

FOLLOWING THE 2025 ANNUAL MEETING, WE WILL HAVE WELCOMED FOUR NEW INDEPENDENT DIRECTORS SINCE 2020 AND WE WILL FURTHER REFRESH THE BOARD IN THE NEXT YEAR[1,3]

Independent



Lillian D. Etzkorn joined Board

Independent



Dr. Aleta W. Richards joined Board



Independent

J. Michael Nauman nominated for 2025 AGM[1]

2020 | 2021 | 2022 | 2023 | 2024 | 2025

Francis Wlodarczyk joined Board

Independent



We have **actively refreshed the Board** to **target expertise in high-growth opportunities** that Matthews is exploring

82%

9 of 11[2]

directors are independent, including Chairman (10 of 11 in 2026)[3]

100%

11 of 11

directors bring skills & experiences relevant to Matthews

36%

4 of 11

directors are ethnically and/or gender diverse

45%

5 of 11

directors served as CEOs or CFOs in their prior roles

Source: Public filings

Note: [1] Assumes the successful election of Mr. Nauman at the 2025 annual meeting; if elected, Mr. Nauman will replace Jerry R. Whitaker who will not stand for re-election at 2025 annual meeting; graphs reflect Matthews' proposed board composition following 2025 Annual Meeting; [2] Based on listing requirements for the Nasdaq Global Select Market; [3] Assumes an independent director will be added to replace Mr. Babe, who will not stand for re-election at the 2026 annual meeting

Matthews INTERNATIONAL

43

MATTHEWS' HIGHLY QUALIFIED BOARD HAS A COMPREHENSIVE MIX OF SKILLS AND EXPERIENCES TO HELP DRIVE SHAREHOLDER VALUE

A = Audit Committee · C = Compensation Committee · E = Executive Committee · F = Finance Committee · G = Governance & Sustainability Committee · M = M&A Review Committee · ○ = Committee Chair · ★ = Board Chair · Blue box = Nominated for 2025 AGM · Red box = Continuing directors



Alvaro Garcia-Tunon, 72
Term expiry: 2028[1]
- Director since: 2009
- Former CFO of Wabtec Corporation, later serving as a strategic advisor from 2014 to 2017
- Extensive leadership in international business, corporate governance and risk management
- Certified Public Accountant and financial expert
- Featured in *Latino Leaders* as a part of "Latinos on Boards 2024"

★ E (Chair)



Joseph C. Bartolacci, 64
Term expiry: 2027
- Director since: 2005
- CEO of Matthews since 2006
- Extensive leadership roles within Matthews, including President of Casket Division and Matthews Europe, that provided key operational experience critical for the growth of Memorialization business
- Serves on the board of Federated Hermes and Matthews' M&A Review Committee

M



Gregory S. Babe, 67
Term expiry: 2026[2]
- Director since: 2010
- President and CEO of Liquid X Printed Metals
- Former CEO of Bayer Corporation and Orbital Engineering, with extensive experience in manufacturing and regulatory affairs
- Holds a mechanical engineering degree from West Virginia University



Katherine E. Dietze, 67
Term expiry: 2027
- Director since: 2008
- Former Global COO of Credit Suisse First Boston's Investment Banking Division
- Extensive experience in global investment and financial matters, with leadership roles at Salomon Brothers
- Former corporate director and audit committee chair for Cowen Group, and trustee for Liberty Property Trust

E F (Chair) G



Terry L. Dunlap, 65
Term expiry: 2028[1]
- Director since: 2015
- Former Interim CEO of Metallus (f/k/a TimkenSteel), with a strong background in strategic leadership and operational efficiency
- Serves on board of U.S. Steel
- 31 years at Allegheny Technologies, where he honed skills in product innovation
- Offers key insights as Chair of M&A Review Committee

C G M (Chair)



J. Michael Nauman[3], 62
Term expiry: 2028[1]
- Newly nominated for 2025 AGM as independent director
- Serves on board of Commercial Vehicle Group
- Served as President and CEO of Brady Corporation for ~8 years, bringing expertise in specialty products and technical equipment that would directly benefit launch of our new product identification offering
- Over 35 years of experience in leadership, strategy and M&A, including senior roles at Molex Incorporated



Lillian D. Etzkorn, 55
Term expiry: 2027
- Director since: 2020
- Current EVP & CFO of LCI Industries, bringing strong financial leadership and strategic insights
- Former CFO at Covia and Shiloh Industries
- 19-year career at Ford Motor Company, where she developed skills in investor relations and corporate finance

A (Chair) E



Morgan K. O'Brien, 64
Term expiry: 2027
- Director since: 2011
- CEO of Hope Utilities, with extensive leadership experience in utility sector
- Former CEO of Peoples Natural Gas and Duquesne Light Holdings, enhancing operational and strategic capabilities
- Background in accounting and taxation from roles at PNC Bank and major accounting firms

A C (Chair) E



Aleta W. Richards, 59
Term expiry: 2026
- Director since: 2023
- Current President of Crane Currency, focused on executing growth strategy
- Former EVP of Specialty Films at Covestro Deutschland, providing key experience in Germany critical to our European presence
- Executive experience in various roles at Bayer Corporation, including in strategic marketing

A C



David A. Schawk, 69
Term expiry: 2026
- Director since: 2014
- Extensive leadership experience in brand development and management
- Retired as Group President of SGK Brand Solutions in 2019, having led the company since its acquisition
- Former CEO of Schawk Inc., with strong track record in strategic growth

C M



Francis Wlodarczyk, 58
Term expiry: 2026
- Director since: 2024
- 35 years of expertise in industrial automation across diverse industries
- Former SVP of Intelligent Devices at Rockwell Automation, where he led a multi-billion-dollar global business
- Held senior leadership roles in the U.S. and Europe, focusing on strategy, sales, business development and engineering

A G

Source: Public filings
Note: [1] Assumes re-election at 2025 annual meeting; [2] Mr. Babe will not stand for re-election at the 2026 annual meeting; [3] If elected, Mr. Nauman will replace Jerry R. Whitaker who will not stand for re-election at 2025 annual meeting

Matthews INTERNATIONAL
44

OUR DIRECTORS BRING A DIVERSE RANGE OF SKILLS AND EXPERIENCES THAT SUPPORT OUR LONG-TERM STRATEGYAggregated Skills & Experiences Composition Management 100%Accounting 64%Finance; Mergers & Acquisitions 91% Legal 18% Operations 100% IT & Digital 27% International & Global 91% Human Resources 64% Technology & Automation 36% Cybersecurity 9% Environmental, Social & Governance 36% Marketing 64% Brand 18% Memorialization 9% Industrial Technology & Engineering 27% Public Company Board Experience3 64% Source: Company proxy statementNote: 1 Mr. Babe will not stand for re-election at the 2026 annual meeting; 2 If elected, Mr. Nauman would replace Jerry R. Whitaker who will not stand for re-election at 2025 annual meeting; 3 Includes current and historical board experience at public companies other than Matthews45

COMPENSATION STRUCTURE ALIGNS MANAGEMENT AND SHAREHOLDER INTERESTS

RIGOROUS GOALS / FINANCIAL TARGETS HAVE ENSURED APPROPRIATE REALIZED COMPENSATION

What we do

- Pay for performance – target total incentive compensation is achieved only when performance objectives are achieved
- Benchmark pay relative to the market and review peer group used for market benchmarking
- Pre-set objectives for annual incentive compensation plan that are measurable, determined in advance and aligned with shareholder interests
- Long-term incentive compensation plan designed to strongly tie to performance; performance units are awarded upon attainment of pre-established stock price appreciation and ROIC thresholds
- Equity ownership guidelines that require significant executive officer equity ownership
- Board's significant equity ownership in the Company underscores its commitment to drive long-term shareholder value and its alignment with shareholder interests

ISS Compensation QualityScore 1 (Lowest risk)

Over 90% approval on Say Pay Votes for last three years[1]

OVERVIEW OF EXECUTIVE COMPENSATION PROGRAM FOR FISCAL 2024

Structuring the primary compensation of our CEO and other named executive officers with a **high percentage of variable elements** strongly **aligns with shareholder interests**

1. **Base salary** paid to attract, motivate and retain qualified talent
2. **Annual Incentive Compensation** in the form of annual cash payments based upon achievement of certain performance metrics to align compensation with shareholder interests in the short-term
3. **Long-Term Inventive Compensation** in the form of time-based units and performance-based units, which pay out based upon achievement of certain performance metrics over a three-year performance period to align compensation with shareholder interests in the long-term

Fiscal 2024 target compensation mix

CEO



Base salary
19%
81%
compensation
at-risk
Annual
Incentive
19%
LTI
62%

Other NEOs Average



Base salary
33%
67%
compensation
at-risk
LTI
46%
Annual
Incentive
21%

Matthews INTERNATIONAL

Source: Company proxy statement and filings

Note: [1] Includes results from annual meeting for 2022, 2023 and 2024

46

COMMITMENT TO ESG & SUSTAINABILITY

Business solutions to drive efficiency and environmental performance

- Provider of energy storage solutions, including battery production technology for electric vehicles
- Waste-to-Energy solutions with projects in the UK and Europe
- Creating environmental solutions to reduce packaging materials
- Working to reduce VOC emissions with launch of new printing technology

Socially responsible employment environment

- Facilitated D&I program that supports diversity in culture, talent and geography, and published latest EE0-1 report
- Comprehensive Environmental, Health & Safety Management System for all employees and contractors focuses on risk reduction, addresses serious incidents, and promotes a positive safety culture for compliance
- Plans to publicly disclose current ISO certification and explore opportunities to expand the Company's certifications globally
- Commitment to be a good neighbor in our communities

Key areas of environmental metrics focus identified for business

Green House Gas (GHG) Emissions	Matthews is committed to being part of the global solution in reducing carbon emissions consistent with the 2°C Scenario
Energy Management	Matthews' absolute target for non-renewable energy usage is to use 20% less KWH/$1000 revenue by 2030
Solid Waste and Hazardous Waste Management	Matthews is committed to reducing the waste from both operations and packaging by 50% by 2030 from the 2017 baseline
Water Management	Matthews' target is to reduce water usage by 10% by the year 2030

ESG ACHIEVEMENTS

- Significant reduction of solid waste year-over-year
- 80% reduction in hazardous waste since 2017
- Converted site lighting to low energy consumption LED – 53% reduction in lighting energy usage
- Installed new technology in printing equipment to reduce VOCs 98%

Source: Company proxy statement and filings

Matthews INTERNATIONAL

47

Barington’s misguided proxy contest

DESPITE MR. MITAROTONDA'S LACK OF EFFORT TO UNDERSTAND OUR BUSINESS, MATTHEWS HAS STRIVED TO CONSISTENTLY COLLABORATE WITH BARINGTON

During the term of the Settlement Agreement, we strived to:

- Maintain an open dialogue (25+ meetings in person or over the phone);
- Meet Barington's requests for time with our Board and management; and
- Collaborate with Mr. Mitarotonda and treat him as a complimentary piece of our management team

Meanwhile, Mr. Mitarotonda made little effort to enhance his understanding of our businesses, and our meetings with Barington were frequently cut short by Mr. Mitarotonda due to his lack of preparation or cancelled by him outright …

… and with the expiration of the Settlement Agreement, Barington has now decided to wage a proxy contest in leu of a private dialogue to explore a constructive path forward

Year	Month	Events
2022	December	• Barington notified intent to nominate Ms. Pollina and Messrs. Mitarotonda and Perez to the Board • Governance and Sustainability Committee met to discuss Barington's nominees and retained a national professional search firm to support candidate diligence process • Despite our best efforts and multiple attempts, we were unable to interview Mr. Perez due to his unavailability • Matthews and Barington executed Settlement Agreement, whereby (i) Barington withdrew its nominees, (ii) the Company appointed Barington Companies Management as a consultant and (iii) the Company agreed to meet with Mr. Mitarotonda on a quarterly basis
2023	September	• Mr. Mitarotonda delivered Board presentation complimenting Matthews' management team and the Company's ability to generate cash, and expressed views on capital allocation and strategic alternatives consistent with the Board's preexisting strategy
2023	October	• The Company's business leaders continued to meet with Mr. Mitarotonda on a quarterly basis pursuant to Settlement Agreement
2024	April	• Mr. Mitarotonda expressed intent to terminate the Settlement Agreement and nominate slate of directors, and criticized Company's historical M&A activity
2024	October	• Despite his prior criticism of the Company's historical M&A, Mr. Mitarotonda declined to execute NDA that would enable productive discussions focused on strategic alternatives for Matthews' portfolio of businesses • Barington and the Company agreed to terminate the Settlement Agreement at the end of the current term
2024	November	• Mr. Mitarotonda cancelled quarterly meeting with the Company • The Board nominated Messrs. Dunlap, Garcia-Tunon and Nauman for the 2025 Annual Meeting • Matthews publicly disclosed its engagement of J.P. Morgan to explore strategic alternatives for its business portfolio • Barington nominated Ms. Amicarella and Messrs. Galbato and Mitarotonda for the 2025 Annual Meeting
2024	December	• Mr. Mitarotonda cancelled next quarterly meeting with the Company as well • The Governance and Sustainability Committee conducted comprehensive interviews with Barington's nominees and subsequently confirmed that the Company's nominees were more qualified

Source: Company proxy statement and filings

Matthews INTERNATIONAL

49

BARINGTON'S FOUR-STEP PLAN PRESENTS NO NEW IDEAS

BARINGTON'S DEMANDS

Our plan includes four steps:

1. Refreshing the composition of the Board and improving Matthews' corporate governance and capital allocation by adding new, experienced directors with proven records of creating long-term value for shareholders, and declassifying Matthews' staggered Board.
2. Promptly commencing a search for a new CEO, after 18-years of deteriorating operating results, increasing debt, and underperforming shareholder value creation.
3. Focusing on businesses where Matthews can create long-term shareholder value by having the Company not only divest its poorly performing SGK Brand Solutions segment but also follow through with its strategic review of its Warehouse Automation and Product Identification businesses within its Industrial Technologies segment and identify an experienced and well-funded industry partner for its emerging Energy Storage (dry cell lithium-ion battery manufacturing) business.
4. Improving cash flow by increasing the amount of Matthews' sales, general and administrative (SG&A) expense reduction initiatives from $50 to $80 million and by allocating cash received from divestitures and the Memorialization segment to reduce indebtedness.

BARINGTON

MATTHEWS ACTIONS

✓ **We continue to regularly refresh the Board, having added 3 new independent directors since 2020** and nominated Mr. Nauman for election at the 2025 annual meeting; **Mr. Nauman's expertise** in specialty products and technical equipment would **directly benefit our new product identification offering**; additionally, **Mr. Babe will not stand for re-election in 2026**

✓ **Under Mr. Bartolacci's leadership, consolidated net sales have grown by 62% over the last 10 years** through careful, strategic actions; not only has the **Memorialization business become an industry leader**, but our **Energy business has also unlocked significant value** by advancing proprietary solutions that offer significant value for the EV transition and our **Industrial Automation business continues to identify niches within warehouse automation and product identification** to invest in innovative technology

✓ The **Board has actively considered strategic alternatives** as a part of its fiduciary duty, as evidenced by our review of SGK since 2019 – well before Barington was even a shareholder; as a part of this ongoing review, in November 2024, **we publicly disclosed an evaluation of strategic alternatives for all our businesses** including the Industrial Technologies business for which growth opportunities continue to emerge and, in January 2025, announced our agreement to sell SGK for $350 million of total upfront consideration; we have in the past also explored **strategic alternatives for multiple parts of the Industrial Technologies segment, including an equity investment in the battery division.**

✓ We expect that the **immediate cash proceeds from the SGK transaction of approximately $250 million and other proceeds received in the future will be used predominantly for the repayment of debt; our cost reduction program is already well underway,** including initiatives that will target annual consolidated savings of up to $50 million; Mr. Mitarotonda also fails to understand that **approximately $57 million of our 2024 SG&A spending is attributed to casket distribution** costs, which is not applicable to the majority of our Peer Group[1]

Source: Barington presentation published on January 22, 2025; Company proxy statement and filings; The SGK transaction is expected to close by mid-2025, pending receipt of customary regulatory approvals

Note: [1] Represents Barington selected Matthews proxy peers as of 2025 proxy statement which include Barnes Group Inc. (B), Columbus McKinnon Corporation (CMCO), Deluxe Corporation (DLX), Enpro Inc. (NPO), Graco Inc. (GGG), ICF International, Inc. (ICFI), Hillenbrand, Inc. (HI), John Wiley & Sons, Inc. (WLY), Mativ Holdings, Inc. (MATV), MSA Safety Incorporated (MSA), Minerals Technologies Inc. (MTX),Moog Inc. (MOG.A), Service Corporation International (SCI), Stagwell, Standex International Corporation (SXI), TriMas Corporation (TRS), Woodward, Inc. (WWD), excluding Kaman Corporation and Altra Industrial

Matthews INTERNATIONAL

50

BARINGTON RELIES ON MISGUIDED ASSUMPTIONS AND FAILS TO UNDERSTAND OUR BUSINESS

BARINGTON'S MISGUIDED CLAIMS	THE FACTS
"Matthews recently announced that it was pursuing one of our recommendations, the sale of the SGK Brand Solutions segment. It is clear to us that the Company took this step only after we called for the Board to replace Mr. Bartolacci as CEO and our intention to commence a proxy solicitation became evident."	We have been pursuing an SGK transaction since 2019 and had facilitated discussions with five different counterparties, well before Barington was even a shareholder The recently announced sale of our interest in SGK was a complex transaction that required significant time to negotiate, execute and announce, which Mr. Mitarotonda should know
"The acquisition of Schawk, Inc. (SGK Brand Solutions), a global packaging and brand experience business, is a prime example of poor capital allocation."	Under Mr. Bartolacci's leadership, the Company successfully negotiated \$350 million in total upfront consideration for its sale of SGK to a newly formed SGS entity, which Matthews will retain a 40% interest in as well as \$50mm of preferred equity[1] The favorable terms of the SGK transaction reflect the various strategic investments in technology and cost-savings initiatives executed by our leadership team over recent years The SGK Brands segment generated more than \$1bn in Adjusted EBITDA[2] in the time period referenced by Mr. Mitarotonda Mr. Mitarotonda fails to mention that we have retained our German rotogravure business and the Saueressig Energy Storage business that was originally part of the SGK segment

Matthews INTERNATIONAL

Source: Barington press release (January 10, 2025); Barington letter to the Chairman of the Board (December 10, 2024)
Note: [1] Subject to transaction closing adjustments; [2] See the Appendix for reconciliations of non-GAAP measures to their most directly comparable GAAP measures

51

BARINGTON RELIES ON MISGUIDED ASSUMPTIONS AND FAILS TO UNDERSTAND OUR BUSINESS

BARINGTON'S MISGUIDED CLAIMS	THE FACTS
"[O]ur analysis reveals that the Company's annual SG&A spending exceeds the median expenditures of its Peer Group by a substantial margin. . . . This difference translated in excess SG&A spending of $82.7 million."	Mr. Mitarotonda's level of understanding about Matthews' business segments and the work underway to drive long-term value creation is alarmingly weak. As a consultant, he made little effort to enhance his understanding of the business despite having access to senior management Our cost reduction program is already well underway, including initiatives that will target annual consolidated savings of up to $50 million Mr. Mitarotonda also fails to understand that approximately $57 million of our 2024 SG&A spending is attributed to casket distribution costs, which is not applicable to the majority of our Peer Group
"[T]he Company's investments in the Industrial Technologies segment . . . have delivered little meaningful value for the shareholders."	For fiscal 2023, our Industrial Technologies segment generated net sales of $505.8 million, representing a 51% increase year-over-year, and Adjusted EBITDA increased 17%,[1] over fiscal 2022 This growth largely reflects the significant growth of our engineering (including energy storage solutions) business Our strategic investments into the Industrial Technologies segment have provided us access to large addressable markets with attractive tailwinds

Matthews INTERNATIONAL

Source: Barington letter to the Chairman of the Board (December 10, 2024)
Note: [1] See the Appendix for reconciliations of non-GAAP measures to their most directly comparable GAAP measures

52

BARINGTON RELIES ON MISGUIDED ASSUMPTIONS AND FAILS TO UNDERSTAND OUR BUSINESS

BARINGTON'S MISGUIDED CLAIMS	THE FACTS
"We have repeatedly urged Matthews to follow through on its recently announced plans to explore strategic alternatives for its Industrial Technologies segment but have seen little progress."	We already disclosed a comprehensive evaluation of strategic alternatives for all our businesses in November 2024. We have in the past explored strategic alternatives for multiple parts of the Industrial Technologies segment, including an equity investment in the battery division We expect to announce several initiatives over the course of the 2025 fiscal year that will help achieve that objective
"While we have attempted to engage privately with the Company in efforts to unlock shareholder value, those attempts have proven futile."	During his consulting relationship with the Company, Mr. Mitarotonda never once presented any suggestion or perspective that was in the business interests of all shareholders and that the Board was not already considering or executing In fact, he failed to demonstrate even a basic understanding of our business and frequently cut our routinely scheduled meetings short due to his lack of preparation or cancelled them outright

Matthews INTERNATIONAL

Source: Barington letter to fellow shareholder (January 10, 2025); Barington letter to the Chairman of the Board (December 10, 2024)
Note: [1] The transaction is expected to close by mid-2025, pending receipt of customary regulatory approvals

53

BARINGTON RELIES ON MISGUIDED ASSUMPTIONS AND FAILS TO UNDERSTAND OUR BUSINESS

BARINGTON'S MISGUIDED CLAIMS	THE FACTS
"Poor capital allocation has elevated Matthews' debt and borrowing cost"	Cash proceeds from the sale of SGK is intended to reduce net leverage to below our public 3.0x target[1] Our recent refinance of $300mm of debt was done in the midst of our legal dispute with Tesla, which directly impacted our cost of capital
"Poor execution has eroded operating results"	Our net sales have grown 62% over the last 10 years Our core Memorialization business has generated stable Adjusted EBITDA and Free Cash Flow metrics[1] for several years Net sales growth and Adjusted EBITDA[1] margins have been impacted by external challenges at SGK, for example COVID-19 and the Ukraine / Russia conflict

Matthews INTERNATIONAL

Source: Barington presentation (January 22, 2025)

Note: [1] See the Appendix for reconciliations of non-GAAP measures to their most directly comparable GAAP measures

54

BARINGTON RELIES ON MISGUIDED ASSUMPTIONS AND FAILS TO UNDERSTAND OUR BUSINESS

BARINGTON'S MISGUIDED CLAIMS	THE FACTS
"Matthews' directors have stunningly little previous public company board experience. Only four of its nine non-executive directors have ever been on the board of another public company."	Six of Matthews' nine non-executive directors have been on the board of another public company
"[W]e believe the Board must promptly be refreshed."	Board refreshment continues to be an ongoing priority for Matthews We have nominated four new directors since 2020, including Mr. Nauman whose experience at Brady Corporation would greatly benefit Matthews as the Company prepares the launch of its new product identification offering Additionally, Mr. Babe will not stand for re-election at the 2026 annual meeting

Matthews INTERNATIONAL

Source: Barington presentation (January 22, 2025); Barington letter to the Chairman of the Board (December 10, 2024)

55

BARINGTON'S NOMINEES DO NOT ENHANCE THE VARIETY OF SKILLS AND EXPERTISE ON OUR BOARD

OUR PROPOSED BOARD COMPOSITION IS ALREADY WELL-ROUNDED IN KEY AREAS OF IMPORTANCE TO MATTHEWS

- 64% of Matthews' proposed Board has board experience at public companies other than Matthews
- None of Barington's nominees have any significant experience in Matthews' businesses
- 2 Barington nominees had no knowledge of Matthews prior to their nominations
- Limited C-suite or operating experience in public companies

Skills and Experiences	Barington Nominees	Matthews Nominees	Matthews Proposed Board	Matthews Proposed Board Composition
Management	***SKILL NOT ADDITIVE – REDUNDANT***	✓	✓	100%
Accounting	**NO SKILL / EXPERIENCE**	✓	✓	64%
Finance; Mergers & Acquisitions	***SKILL NOT ADDITIVE – REDUNDANT***	✓	✓	91%
Legal	**NO SKILL / EXPERIENCE**	✓	✓	18%
Operations	***SKILL NOT ADDITIVE – REDUNDANT***	✓	✓	100%
IT & Digital	**NO SKILL / EXPERIENCE**	✓	✓	27%
International & Global	***SKILL NOT ADDITIVE – REDUNDANT***	✓	✓	91%
Human Resources	***SKILL NOT ADDITIVE – REDUNDANT***	✓	✓	64%
Technology & Automation	***SKILL NOT ADDITIVE – REDUNDANT***	✓	✓	36%
Cybersecurity	**NO SKILL / EXPERIENCE**	✓	✓	9%
Environmental, Social & Governance	**NO SKILL / EXPERIENCE**	✓	✓	36%
Marketing	***SKILL NOT ADDITIVE – REDUNDANT***	✓	✓	64%
Brand	***SKILL NOT ADDITIVE – REDUNDANT***	✓	✓	18%
Memorialization	**NO SKILL / EXPERIENCE**		✓	9%
Industrial Technology & Engineering	***SKILL NOT ADDITIVE – REDUNDANT***		✓	27%
Public Company Board Experience[1]	***SKILL NOT ADDITIVE – REDUNDANT***	✓	✓	64%

Matthews INTERNATIONAL

Source: Company and Barington proxy statements

Note: [1] Includes current and historical board experience at public companies other than Matthews

56

BARINGTON NOMINEE CONSIDERATIONS

Barington's nominees have no understanding of Matthews, irrelevant skills and track records of questionable M&A oversight

Ana Amicarella

- **No public company CEO experience**
- Showed **no understanding about Matthews' businesses** in her interview with the Board
- Experience is **limited to the generation and distribution of energy**, which is **not relevant** to our business of **manufacturing equipment** used for producing battery components
- Served as a director at Forward Air Corp. ("FWRD") when it acquired Omni Logistics in August 2023
  - The **transaction was subject to significant criticism by shareholders and ISS**[2] regarding the industrial logic of the deal as well as the structure chosen
  - ISS and shareholders also challenged FWRD's Board and management on their choice to structure the deal in a way that **would not contemplate a vote of the shareholders**[2]

Chan Galbato

- Showed **no understanding about Matthews' businesses** in his interview with the Board
- Experience in private equity operations has **limited relevance to Matthews' businesses**
- Last professional **experience in manufacturing was nearly 20 years ago**
- **Conflicted M&A oversight**: Served as Chair of Avon Products when it sold to Natura after agitation by Barington; **Common shareholders received Natura shares that are down 80%** since closing[1], while **Galbato's employer Cerberus received cash** for its preferred stock
- **Served with Mr. Mitarotonda** on Avon Product's board after a settlement with Barington, culminating in its sale (consistent with Barington's demands)

James Mitarotonda

- **Added no value in two years as a consultant for Matthews**, showing up to most meetings unprepared, ending them early, or skipping them entirely
- **No relevant skills or new ideas**
- **Dubious M&A oversight.** History of joining boards and driving **sales with questionable benefits for long-term investors**
  - **Avon Products (2019)**: All-stock sale to Natura, whose **shares are down 80%** since closing[1]
  - **OMNOVA Solutions (2019)**: Sold for **4% below** its 52-week high
  - **Jones Group (2014)**: Quickly went bankrupt, and federal court found sufficient allegations that **its board acted recklessly about insolvency**
  - **Ameron (2011)**: Sold for **30% less** than 3-year high and 1% premium to 52-week high

Source: FactSet, public filings

Note: [1] From 01/03/2020 to 01/23/2025; [2] "The structure of the transaction, however, makes it clear that the company does not want shareholder input. . . . FWRD will join the ranks of acquirers that remain public with a substantial overhang on shares and under a cloud of poor governance." ISS Special Situations Research, Pushing Forward Into Thin Air (Sept. 22, 2023).

Matthews INTERNATIONAL
57

MATTHEWS' NOMINEES BRING THE RIGHT SET OF SKILLS AND EXPERTISE TO HELP THE BOARD DRIVE LONG-TERM SHAREHOLDER VALUE

C = Compensation Committee | E = Executive Committee | G = Governance & Sustainability Committee | M = M&A Review Committee | ○ = Committee Chair | ★ = Board Chair



Alvaro Garcia-Tunon, 72
Term expiry: 2028[1]

- Director since: 2009
- Former CFO of Wabtec Corporation, later serving as a strategic advisor from 2014 to 2017
- Extensive leadership in international business, corporate governance and risk management
- Certified Public Accountant and financial expert
- Featured in *Latino Leaders* as a part of "Latinos on Boards 2024"

★ E



Terry L. Dunlap, 65
Term expiry: 2028[1]

- Director since: 2015
- Former Interim CEO of Metallus (f/k/a TimkenSteel), with a strong background in strategic leadership and operational efficiency
- Serves on board of U.S. Steel
- 31 years at Allegheny Technologies, where he honed skills in product innovation
- Offers key insights as Chair of M&A Review Committee

C G M



J. Michael Nauman[2], 62
Term expiry: 2028[1]

- Newly nominated for 2025 AGM as an independent director
- Serves on board of Commercial Vehicle Group
- Served as President and CEO of Brady Corporation for ~8 years, bringing expertise in specialty products and technical equipment that would directly benefit launch of our new product identification offering
- Over 35 years of experience in leadership, strategy and M&A, including senior roles at Molex Incorporated

Source: Public filings
Note: [1] Assumes re-election at 2025 annual meeting; [2] If elected, Mr. Nauman will replace Jerry R. Whitaker who will not stand for re-election at 2025 annual meeting

Matthews INTERNATIONAL
58

Concluding remarks

OUR ACTIONS HAVE BUILT A SCALED, ESTABLISHED AND DIVERSIFIED PLATFORM TO DRIVE FURTHER GROWTH AND CREATE LONG-TERM SHAREHOLDER VALUE

Our Board and CEO have strategically positioned Matthews for long-term success

- Leveraging the Company's legacy as a leader in bronze memorials, graphics imaging and marking technology, current management has strategically diversified the portfolio into promising new markets and built a global platform positioned to win across brands, solutions and markets
  - Under Mr. Bartolacci's guidance, we have built our memorialization business to become a leader across casket, bronze and granite memorials and cremation through strategic expansion of our casket distribution network through the mid-late 2000s and granite memorials starting in 2009
  - Careful, strategic investments into the Industrial Technologies segment to address end markets with significant growth potential resulted in our business entering the Warehouse Automation market in 2011 and the Energy Storage Solutions market in 2009
- Since 2014, we have returned ~$490mm of capital to shareholders in dividends and share repurchases while strategically investing in capital expenditures and inorganic growth of our businesses
- We maintain a rigorous approach to portfolio optimization, as evident in the current and ongoing strategic review that successfully resulted in an agreement to sell our SGK Brand Solutions segment[1]

Note: [1] On January 8, 2025, Matthews announced an agreement to sell the SGK business to a new entity created by Matthews and SGS & Co. The transaction is expected to close by mid-2025 pending receipt of customary regulatory approvals

Matthews INTERNATIONAL

60

OUR ACTIONS HAVE BUILT A SCALED, ESTABLISHED AND DIVERSIFIED PLATFORM TO DRIVE FURTHER GROWTH AND CREATE LONG-TERM SHAREHOLDER VALUE (CONT'D)

We have a strong foundation for sustainable profitable growth and shareholder value creation

- Our pending strategic sale of SGK Brand Solutions at an attractive premium will allow us to simplify our corporate structure while improving our margin and growth profile[1]
- Our Memorialization segment continues to deliver stable growth and generates consistent cash flow
- Our strategic investments in our Industrial Technology segment position Matthews for its next phase of growth, targeting an attractive total addressable market of:
  - ~$40bn battery market growing at a 20% CAGR for Engineering
  - ~$53bn ecommerce / omnichannel service market growing at a ~16% CAGR for Warehouse Automation
  - ~$6bn digital supply chain market growing at a ~7% CAGR for Product Identification

Our strategy and governance are overseen by our actively refreshed, diverse and fit-for-purpose board

- Our directors bring a diverse range of skills and experiences that support our long-term strategy
- Since 2020, we have added Ms. Etzkorn, Dr. Richards and Mr. Wlodarczyk as new independent directors and nominated Mr. Nauman, a fourth new independent director, for election at the 2025 annual meeting
  - Mr. Nauman's technical expertise would directly benefit our new product identification offering
  - Additionally, Mr. Babe will not stand for re-election at 2026 annual meeting
- Our executive compensation structure is aligned with our shareholders' interests – affirmed by ISS Compensation QualityScore of 1 (lowest risk) and over 90% approval on Say on Pay votes for the last 3 years[1]
- Our Board collectively owns approximately 3.3% of the Company's shares,[2] exceeding the stake held by Barington, demonstrating strong alignment with shareholder interests and confidence in the Company's strategic direction

Matthews INTERNATIONAL

Note: [1] On January 8, 2025, Matthews announced an agreement to sell the SGK business to a new entity created by Matthews and SGS & Co. The transaction is expected to close by mid-2025 pending receipt of customary regulatory approvals;
[2] Percentage ownership calculated based on 30,937,563 shares of Matthews Common Stock outstanding as of November 30, 2024 per Company proxy statement

61

YOUR VOTE IS IMPORTANT, AND WE ASK THAT YOU PLEASE VOTE “FOR” EACH OF MATTHEWS’ NOMINEESON THE WHITE PROXY CARD TODAY.Committed to Shareholder Value Creation62

Appendix

ADJUSTED EBITDA NON-GAAP RECONCILIATION

	Years Ended September 30,		
	2024	2023	2022
		(Dollar amounts in thousands)	
Net (loss) income	$(59,660)	$39,136	$(99,828)
Income tax (benefit) provision	(9,997)	1,774	(4,391)
(Loss) income before income taxes	(69,657)	40,910	(104,219)
Net loss attributable to noncontrolling interests	—	155	54
Interest expense, including Receivables Purchase Agreement ("RPA") and factoring financing fees [1]	55,364	48,690	28,771
Depreciation and amortization *	94,770	96,530	104,056
Acquisition and divestiture related items [2]**	5,576	5,293	7,898
Strategic initiatives and other charges [3]**†	65,586	13,923	28,060
Non-recurring / incremental COVID-19 costs [4]***	—	—	2,985
Highly inflationary accounting losses (primarily non-cash) [5]	1,027	1,360	1,473
Defined benefit plan termination related items [6]	—	—	(429)
Goodwill and asset write-downs [7]	33,574	—	92,504
Stock-based compensation	18,478	17,308	17,432
Non-service pension and postretirement expense [8]	439	1,640	31,823
Total Adjusted EBITDA	**$205,157**	**$225,809**	**$210,408**
Segment adjusted EBITDA			
Memorialization	162,586	163,986	151,849
Industrial Technologies	39,716	66,278	56,762
SGK Brand Solutions	61,620	57,128	60,120
Corporate and Non-Operating	(58,765)	(61,583)	(58,323)
Total Adjusted EBITDA	**$205,157**	**$225,809**	**$210,408**

Note: [1] Includes fees for receivables sold under the RPA and factoring arrangements totaling $4.8 million, $4.0 million and $1.0 million for the fiscal years ended September 30, 2024, 2023 and 2022, respectively; [2] Includes certain non-recurring costs associated with recent acquisition and divestiture activities, and also includes a gain of $1.8 million in fiscal year 2023 related to the divestiture of a business in the Industrial Technologies segment; [3] Includes certain non-recurring costs associated with commercial, operational and cost-reduction initiatives and costs associated with global ERP system integration efforts. Fiscal 2024 also includes legal costs related to an ongoing dispute with Tesla, which totaled $12.4 million. Fiscal 2023 includes loss recoveries totaling $2.2 million which were related to a previously disclosed theft of funds by a former employee initially identified in fiscal 2015; [4] Includes certain non-recurring direct incremental costs (such as costs for purchases of computer peripherals and devices to facilitate working-from-home, additional personal protective equipment and cleaning supplies and services, etc.) incurred in response to COVID-19. This amount does not include the impact of any lost sales or underutilization due to COVID-19; [5] Represents exchange losses associated with highly inflationary accounting related to the Company's Turkish subsidiaries; [6] Represents items associated with the termination of the Company's DB Plan, supplemental retirement plan and the defined benefit portion of the officers retirement restoration plan; [7] Fiscal 2024 includes goodwill write-downs within the Industrial Technologies segment of $16.7 million, asset write-downs within the Memorialization segment of $13.7 million, and investment write-downs within Corporate and Non-operating of $3.1 million. Fiscal 2022 includes goodwill write-downs within the SGK Brand Solutions segment of $82.5 million, and asset write-downs net of recoveries within the SGK Brand Solutions segment of $10.1 million; [8] Non-service pension and postretirement expense includes interest cost, expected return on plan assets, amortization of actuarial gains and losses, curtailment gains and losses, and settlement gains and losses. These benefit cost components are excluded from adjusted EBITDA since they are primarily influenced by external market conditions that impact investment returns and interest (discount) rates. Curtailment gains and losses and settlement gains and losses are excluded from adjusted EBITDA since they generally result from certain non-recurring events, such as plan amendments to modify future benefits or settlements of plan obligations. The service cost and prior service cost components of pension and postretirement expense are included in the calculation of adjusted EBITDA, since they are considered to be a better reflection of the ongoing service-related costs of providing these benefits. Please note that GAAP pension and postretirement expense or the adjustment above are not necessarily indicative of the current or future cash flow requirements related to these employee benefit plans.

* Depreciation and amortization was $27.8 million, $23.7 million, and $23.2 million, for the Memorialization segment, $23.8 million, $23.2 million, and $11.4 million for the Industrial Technologies segment, $38.7 million, $44.8 million, and $64.2 million for the SGK Brand Solutions segment, and $4.6 million, $4.8 million, and $5.3 million for Corporate and Non-Operating, for the fiscal years ended September 30, 2024, 2023, and 2022, respectively.

** Acquisition and divestiture costs, ERP integration costs, and strategic initiatives and other charges were $3.5 million, $1.0 million, and $3.5 million for the Memorialization segment, $54.4 million, $4.1 million, and $5.6 million for the Industrial Technologies segment, $3.0 million, $10.9 million, and $19.4 million for the SGK Brand Solutions segment, and $10.3 million, $3.2 million, and $7.5 million for Corporate and Non-Operating, for the fiscal years ended September 30, 2024, 2023, and 2022, respectively.

*** Non-recurring/incremental COVID-19 costs were $1.3 million for the Memorialization segment, $6,000 for the Industrial Technologies segment, $1.2 million for the SGK Brand Solutions segment, and $466,000 for Corporate and Non-Operating, for the fiscal year ended September 30, 2022.

† Strategic initiatives and other charges includes charges for exit and disposal activities (including severance and other employee termination benefits) totaling $45.7 million, $13.2 million and $14.6 million in fiscal years 2024, 2023 and 2022, respectively. Fiscal 2024 amounts totaling $32.5 million, $1.4 million and $11.8 million were presented in cost of sales, selling expense, and administrative expense, respectively. Fiscal 2023 amounts totaling $9.0 million, $1.9 million and $2.3 million were presented in cost of sales, selling expense, and administrative expense, respectively. Fiscal 2022 amounts totaling $1.8 million, $267,000 and $12.6 million were presented in cost of sales, selling expense, and administrative expense, respectively. Accrued severance and other employee termination benefits totaled $42.2 million and $7.3 million as of September 30, 2024 and 2023, respectively.

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64

ADJUSTED EBITDA NON-GAAP RECONCILIATION

	Years Ended September 30,		
	2021	2020	2019
		(Dollar amounts in thousands)	
Net income (loss)	$2,858	$(87,652)	$(38,889)
Income tax provision (benefit)	6,375	(18,685)	806
Income (loss) before income taxes	9,233	(106,337)	(38,083)
Net loss attributable to noncontrolling interests	52	497	901
Interest expense	28,684	34,885	40,962
Depreciation and amortization [*]	133,512	119,058	90,793
Acquisition related items [1**]	541	3,440	10,084
ERP integration costs [2**]	1,037	2,296	7,508
Strategic initiatives and other charges: [3**]			
Workforce reductions and related costs	10,644	9,232	5,061
Other cost-reduction initiatives	17,317	25,718	9,176
Legal matter reserve [4]	—	10,566	—
Non-recurring / incremental COVID-19 costs [5***]	5,312	3,908	—
Goodwill write-downs [6]	—	90,408	77,572
Net realized (gains) losses on divestitures and asset dispositions:			
(Gain) loss on sale of ownership interests in subsidiaries [7]	—	(11,208)	6,469
Realized loss on cost-method investments [8]	—	—	4,731
Net gains from the sale of buildings and vacant properties [9]	—	—	(7,347)
Joint Venture depreciation, amortization, interest expense and other charges [10]	—	4,732	1,514
Stock-based compensation	15,581	8,096	7,729
Non-service pension and postretirement expense [11]	5,837	7,789	3,802
Total Adjusted EBITDA	**$227,750**	**$203,080**	**$220,872**
Segment adjusted EBITDA			
Memorialization	165,653	146,285	134,286
Industrial Technologies	26,659	22,753	24,082
SGK Brand Solutions	99,665	90,644	119,493
Corporate and Non-Operating	(64,227)	(56,602)	(56,989)
Total Adjusted EBITDA	**$227,750**	**$203,080**	**$220,872**

Note: [1] Includes certain non-recurring items associated with recent acquisition activities; [2] Represents costs associated with global ERP system integration efforts; [3] Includes certain non-recurring costs primarily associated with productivity and cost-reduction initiatives intended to result in improved operating performance, profitability and working capital levels; [4] Represents a reserve established for a legal matter involving a letter of credit for a customer in Saudi Arabia within the Memorialization segment; [5] Includes certain non-recurring direct incremental costs (such as costs for purchases of computer peripherals and devices to facilitate working-from-home, additional personal protective equipment and cleaning supplies and services, etc.) incurred in response to COVID-19. This amount does not include the impact of any lost sales or underutilization due to COVID-19; [6] Represents goodwill write-downs within the SGK Brand Solutions segment; [7] Represents the (gain) loss on the sale of ownership interests in subsidiaries within the Memorialization segment; [8] Includes gains/losses related to cost-method investments, and related assets, within the SGK Brand Solutions and Memorialization segments; [9] Includes significant building and vacant property transactions resulting in a gain of $8.7 million within the Industrial Technologies segment and losses of $915,000 and $401,000 within the SGK Brand Solutions and Memorialization segments, respectively; [10] Represents the Company's portion of depreciation, intangible amortization, interest expense, and other non-recurring charges incurred by non-consolidated subsidiaries accounted for as equity-method investments within the Memorialization segment; [11] Non-service pension and postretirement expense includes interest cost, expected return on plan assets, amortization of actuarial gains and losses, and curtailment gains and losses. These benefit cost components are excluded from adjusted EBITDA since they are primarily influenced by external market conditions that impact investment returns and interest (discount) rates. Curtailment gains and losses are excluded from Adjusted EBITDA since they generally result from certain non-recurring events, such as plan amendments to modify future benefits. The service cost and prior service cost components of pension and postretirement expense are included in the calculation of adjusted EBITDA, since they are considered to be a better reflection of the ongoing service-related costs of providing these benefits. Please note that GAAP pension and postretirement expense or the adjustment above are not necessarily indicative of the current or future cash flow requirements related to these employee benefit plans.

* Depreciation and amortization was $99.5 million, $87.6 million, and $59.7 million for the SGK Brand Solutions segment, $23.0 million, $20.5 million, and $19.7 million for the Memorialization segment, $5.6 million, $5.8 million, and $6.2 million for the Industrial Technologies segment, and $5.4 million, $5.2 million, and $5.2 million for Corporate and Non-Operating, for the fiscal years ended September 30, 2021, 2020, and 2019, respectively.

** Acquisition costs, ERP integration costs, and strategic initiatives and other charges were $16.3 million, $14.7 million, and $8.9 million for the SGK Brand Solutions segment and $11.3 million, $23.0 million, and $19.9 million for Corporate and Non-Operating, for the fiscal years ended September 30, 2021, 2020, and 2019, respectively. Acquisition costs, ERP integration costs, and strategic initiatives and other charges were $1.9 million and $2.7 million for the Memorialization segment for the fiscal years ended September 30, 2021 and 2020, respectively. Acquisition costs, ERP integration costs, and strategic initiatives and other charges were $268,000 and $3.1 million for the Industrial Technologies segment for the fiscal years ended September 30, 2020 and 2019, respectively.

*** Non-recurring/incremental COVID-19 costs were $1.6 million and $1.5 million for the SGK Brand Solutions segment, $3.6 million and $1.8 million for the Memorialization segment, $14,000 and $21,000 for the Industrial Technologies segment, and $89,000 and $615,000 for Corporate and Non-Operating, for the fiscal years ended September 30, 2021 and 2020, respectively.

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65

ADJUSTED EBITDA NON-GAAP RECONCILIATION

	Years Ended September 30,	
	2018	2017
	(Dollar amounts in thousands)	
Net (loss) income	$107,111	$73,933
Income tax provision (benefit)	(9,118)	22,354
(Loss) income before income taxes	97,993	96,287
Net loss attributable to noncontrolling interests	260	435
Interest expense	37,427	26,371
Depreciation and amortization *	76,974	67,981
Acquisition costs [1]**	10,918	17,722
ERP integration costs [2]**	10,864	8,026
Strategic initiatives and other charges [3]**	5,266	9,209
Loss recoveries, net of costs [4]	—	(10,683)
Net realized losses (gains) on divestitures and asset dispositions:		
Realized loss (gain) on cost-method investments [5]	(3,771)	—
Stock-based compensation	13,460	14,562
Non-service pension and postretirement expense [6]	5,723	8,773
Total Adjusted EBITDA	**$255,114**	**$238,683**
Segment adjusted EBITDA		
Memorialization	145,487	139,192
Industrial Technologies	25,864	18,481
SGK Brand Solutions	150,233	144,783
Corporate and Non-Operating	**(66,470)**	**(63,773)**
Total Adjusted EBITDA	**$255,114**	**$238,683**

Note: [1] Includes certain non-recurring costs associated with recent acquisition activities; [2] Represents costs associated with global ERP system integration efforts; [3] Includes certain non-recurring costs primarily associated with productivity and cost-reduction initiatives intended to result in improved operating performance, profitability and working capital levels; [4] Represents loss recoveries, net of related costs, related to the theft of funds by a former employee; [5] Includes gains/losses related to cost-method investments, and related assets, within SGK Brand Solutions and Memorialization segments; [6] Non-service pension and postretirement expense includes interest cost, expected return on plan assets and amortization of actuarial gains and losses. These benefit cost components are excluded from adjusted EBITDA since they are primarily influenced by external market conditions that impact investment returns and interest (discount) rates. The service cost and prior service cost components of pension and postretirement expense are included in the calculation of adjusted EBITDA, since they are considered to be a better reflection of the ongoing service-related costs of providing these benefits. Please note that GAAP pension and postretirement expense or the adjustment above are not necessarily indicative of the current or future cash flow requirements related to these employee benefit plans.

* Depreciation and amortization was $46.3 million and $41.9 million for the SGK Brand Solutions segment, $20.0 million and $19.8 million for the Memorialization segment, $5.8 million and $2.9 million for the Industrial Technologies segment, and $4.9 million and $3.4 million for Corporate and Non-Operating, for the fiscal years ended September 30, 2018, and 2017, respectively.

** Acquisition costs, ERP integration costs, and strategic initiatives and other charges were $11.0 million and $14.5 million for the SGK Brand Solutions segment, $1.4 million, and $0.8 million for the Memorialization segment, $0.6 million and $0.6 million for the Industrial Technologies segment, and $14.0 million and $19.1 million for Corporate and Non-Operating, for the fiscal years ended September 30, 2018, and 2017, respectively.

Matthews INTERNATIONAL

66

NET DEBT NON-GAAP RECONCILIATIONYear Ended September 30, 2024(Dollar amounts in thousands)Long-term debt, current maturities $6,853 Long-term debt 769,614Total long-term debt 776,467Less: Cash and cash equivalents (40,816)Net debt $735,651Adjusted EBITDA1 $205,157Net leverage 3.6x67

C O N F I D EADJUSTED FREE CASH FLOW NON-GAAP RECONCILIATIONYears Ended September 30,2024 2023 2022 2021 2020 2019 2018 2017(Dollar amount in thousands)Memorialization Free Cash Flow buildMemorialization adjusted EBITDA1 162,586 163,986 151,849 165,653 146,285 134,286 145,487 139,192 Less: Memorialization capital expenditures (13,749) (16,868) (28,899) (11,969) (11,282) (9,352) (15,513) (8,078) Memorialization Free Cash Flow 148,837 147,118 122,950 153,684 135,003 129,934 129,974 131,11468

DISCLAIMERAdditional InformationIn connection with the Company’s 2025 Annual Meeting, the Company has filed with the U.S. Securities and Exchange Commission (“SEC”) and commenced mailing to the shareholders of record entitled to vote at the 2025 Annual Meeting a definitive proxy statement and other documents, including a WHITE proxy card. SHAREHOLDERS ARE ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY THE COMPANY AND ALL OTHER RELEVANT DOCUMENTS WHEN FILED WITH THE SEC AND WHEN THEY BECOME AVAILABLE BECAUSE THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION. Investors and other interested parties will be able to obtain the documents free of charge at the SEC’s website, www.sec.gov, or from the Company at its website: http://www.matw.com/investors/sec-filings. You may also obtain copies of the Company’s definitive proxy statement and other documents, free of charge, by contacting the Company’s Investor Relations Department at Matthews International Corporation, Two NorthShore Center, Pittsburgh, Pennsylvania 15212-5851, Attention: Investor Relations, telephone (412) 442-8200.Participants in the SolicitationThe participants in the solicitation of proxies in connection with the 2025 Annual Meeting are the Company, Alvaro Garcia-Tunon, Gregory S. Babe, Joseph C. Bartolacci, Katherine E. Dietze, Terry L. Dunlap, Lillian D. Etzkorn, Morgan K. O’Brien, J. Michael Nauman, Aleta W. Richards, David A. Schawk, Jerry R. Whitaker, Francis S. Wlodarczyk, Steven F. Nicola and Brian D. Walters.Certain information about the compensation of the Company’s named executive officers and non-employee directors and the participants’ holdings of the Company’s Common Stock is set forth in the sections entitled “Compensation of Directors” (on page 36 and available here), “Stock Ownership of Certain Beneficial Owners and Management” (on page 64 and available here), “Executive Compensation and Retirement Benefits” (on page 66 and available here), and “Appendix A” (on page A-1 and available here), respectively, in the Company’s definitive proxy statement, dated January 7, 2025, for its 2025 Annual Meeting as filed with the SEC on Schedule 14A, available here. Additional information regarding the interests of these participants in the solicitation of proxies in respect of the 2025 Annual Meeting and other relevant materials will be filed with the SEC when they become available. These documents are or will be available free of charge at the SEC’s website at www.sec.gov.Forward-looking InformationAny forward-looking statements contained herein are included pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements regarding the expectations, hopes, beliefs, intentions or strategies of the Company regarding the future, and may be identified by the use of words such as “expects,” “believes,” “intends,” “projects,” “anticipates,” “estimates,” “plans,” “seeks,” “forecasts,” “predicts,” “objective,” “targets,” “potential,” “outlook,” “may,” “will,” “could” or the negative of these terms, other comparable terminology and variations thereof. Such forward-looking statements involve known and unknown risks and uncertainties that may cause the Company’s actual results in future periods to be materially different from management’s expectations, and no assurance can be given that such expectations will prove correct. Factors that could cause the Company’s results to differ materially from the results discussed in such forward-looking statements principally include changes in domestic or international economic conditions, changes in foreign currency exchange rates, changes in interest rates, changes in the cost of materials used in the manufacture of the Company’s products, any impairment of goodwill or intangible assets, environmental liability and limitations on the Company’s operations due to environmental laws and regulations, disruptions to certain services, such as telecommunications, network server maintenance, cloud computing or transaction processing services, provided to the Company by third-parties, changes in mortality and cremation rates, changes in product demand or pricing as a result of consolidation in the industries in which the Company operates or other factors such as supply chain disruptions, labor shortages or labor cost increases, changes in product demand or pricing as a result of domestic or international competitive pressures, ability to achieve cost-reduction objectives, unknown risks in connection with the Company’s acquisitions, divestitures and business combinations, cybersecurity concerns and costs arising with management of cybersecurity threats, effectiveness of the Company’s internal controls, compliance with domestic and foreign laws and regulations, technological factors beyond the Company’s control, impact of pandemics or similar outbreaks or other disruptions to our industries, customers or supply chains, the impact of global conflicts, such as the current war between Russia and Ukraine, the outcome of the Company’s dispute with Tesla, Inc. (“Tesla”), and other factors described in Item 1A—“Risk Factors” in the Company’s Form 10-K for the fiscal year ended September 30, 2024. In addition, although the Company does not currently have any customers that would be considered individually significant to consolidated sales, changes in the distribution of the Company’s products or the potential loss of one or more of the Company’s larger customers are also considered risk factors. Matthews cautions that the foregoing list of important factors is not all inclusive. Readers are also cautioned not to place undue reliance on any forward looking statements, which reflect management’s analysis only as of the date of this report, even if subsequently made available by Matthews on its website or otherwise. Matthews does not undertake to update any forward looking statement, whether written or oral, that may be made from time to time by or on behalf of Matthews to reflect events or circumstances occurring after the date of this report unless required by law.Reconciliations of Non-GAAP Financial MeasuresIncluded in this presentation are measures of financial performance that are not defined by GAAP, including, without limitation, adjusted EBITDA, segment adjusted EBITDA, adjusted EBITDA margin, free cash flow, free cash flow conversion, segment free cash flow and net leverage. The Company defines net debt leverage ratio as outstanding debt (net of cash) relative to adjusted EBITDA. The Company uses non-GAAP financial measures to assist in comparing its performance on a consistent basis for purposes of business decision-making by removing the impact of certain items that management believes do not directly reflect the Company’s core operations including acquisition and divestiture costs, ERP integration costs, strategic initiative and other charges (which includes non-recurring charges related to certain commercial and operational initiatives and exit activities), stock-based compensation and the non-service portion of pension and postretirement expense. Constant currency sales and constant currency adjusted EBITDA remove the impact of changes due to foreign exchange translation rates. To calculate sales and adjusted EBITDA on a constant currency basis, amounts for periods in the current fiscal year are translated into U.S. dollars using exchange rates applicable to the comparable periods of the prior fiscal year. Management believes that presenting non-GAAP financial measures is useful to investors because it (i) provides investors with meaningful supplemental information regarding financial performance by excluding certain items that management believes do not directly reflect the Company’s core operations, (ii) permits investors to view performance using the same tools that management uses to budget, forecast, make operating and strategic decisions, and evaluate historical performance, and (iii) otherwise provides supplemental information that may be useful to investors in evaluating the Company’s results. The Company’s calculations of its non-GAAP financial measures, however, may not be comparable to similarly titled measures reported by other companies. The Company believes that the presentation of these non-GAAP financial measures, when considered together with the corresponding GAAP financial measures and the reconciliations to those measures, provided herein, provide investors with an additional understanding of the factors and trends affecting the Company’s business that could not be obtained absent these disclosures.69